  As filed with the Securities and Exchange Commission on February 15, 2005.
                                                            File No. 33-65243
                                                                    811-04613
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

         Pre-Effective Amendment No.                               [ ]
                                    -------
         Post-Effective Amendment No.   14                         [X]
                                     -------

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                  Amendment No.      31                            [X]
                                ------------

                        FORTIS BENEFITS INSURANCE COMPANY
                               VARIABLE ACCOUNT C

                           (Exact Name of Registrant)

                        FORTIS BENEFITS INSURANCE COMPANY
                               (Name of Depositor)

                              500 Bielenberg Drive
                            Woodbury, Minnesota 55125
                   (Address of Depositor's Principal Offices)

                                 (860) 843-6733
               (Depositor's Telephone Number, Including Area Code)

                               Marianne O'Doherty
                         Hartford Life Insurance Company

                                 P. O. Box 2999
                             Hartford, CT 06104-2999
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the registration statement.

It is proposed that this filing will become effective:

     _____  immediately upon filing pursuant to paragraph (b) of Rule 485
     _____  on _____________, pursuant to paragraph (b) of Rule 485
     _____  60 days after filing pursuant to paragraph (a)(1) of Rule 485
     __X__  on May 2, 2005, pursuant to paragraph (a)(1) of Rule 485
     _____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                    PART A

FORTIS WALL STREET SERIES SURVIVOR VUL
FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICIES
VARIABLE ACCOUNT C
FORTIS BENEFITS INSURANCE COMPANY
MAILING ADDRESS:                                       STREET ADDRESS:
P.O. BOX 64284                                         500 BIELENBERG DRIVE
ST. PAUL, MN 55164                                     WOODBURY, MN 55125
TELEPHONE: 1-800-800-2000 EXT. 3028

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This Prospectus describes information you should know before you purchase Fortis Wall Street Series Survivor VUL. Please read it carefully.

Fortis Wall Street Series Survivor VUL is a flexible premium survivorship variable life insurance policy. It is:

x Flexible premium, because you may add payments to your policy after the first payment.

x Survivorship, because we pay a death benefit after the death of the last surviving insured.

x Variable, because the value of your life insurance policy will fluctuate with the performance of the underlying funds.
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Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The policy may not be available for sale in all states.

This prospectus can also be obtained from the Securities and Exchange Commission's website (http://www.sec.gov).

This life insurance policy IS NOT:

 -  a bank deposit or obligation;

 -  federally insured; or

 -  endorsed by any bank or governmental agency.
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PROSPECTUS DATED: MAY 2, 2005

2                                              FORTIS BENEFITS INSURANCE COMPANY
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TABLE OF CONTENTS


                                                                PAGE
----------------------------------------------------------------------
SUMMARY OF BENEFITS AND RISKS                                     3
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FEE TABLES                                                        4
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ABOUT US                                                          8
----------------------------------------------------------------------
  Fortis Benefits Insurance Company                               8
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  Variable Account C                                              8
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  The Funds                                                       8
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  The Fixed Account                                               9
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CHARGES AND DEDUCTIONS                                           10
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YOUR POLICY                                                      12
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PREMIUMS                                                         18
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DEATH BENEFITS AND POLICY VALUES                                 20
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MAKING WITHDRAWALS FROM YOUR POLICY                              21
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LOANS                                                            21
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LAPSE AND REINSTATEMENT                                          22
----------------------------------------------------------------------
TAXES                                                            23
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LEGAL PROCEEDINGS                                                27
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OTHER INFORMATION                                                27
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GLOSSARY OF SPECIAL TERMS                                        28
----------------------------------------------------------------------
WHERE YOU CAN FIND MORE INFORMATION                              29
----------------------------------------------------------------------

FORTIS BENEFITS INSURANCE COMPANY                                              3
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SUMMARY OF BENEFITS AND RISKS

BENEFITS OF YOUR POLICY

FLEXIBILITY -- The policy is designed to be flexible to meet your specific life insurance needs. You have the flexibility to choose death benefit options, investment options, and premiums you pay.

DEATH BENEFIT -- While the policy is in force and when the last surviving insured dies, we pay a death benefit to your beneficiary. You select one of two death benefit options:

 -  Level Option ("Option A"): The death benefit equals the current Face Amount.

 - Return of Policy Value Option ("Option B"): The death benefit is the current Face Amount plus the Policy Value of your policy.

The death benefit is reduced by any money you owe us, such as outstanding loans, loan interest, or unpaid charges. You may change your death benefit option under certain circumstances. You may increase or decrease the Face Amount on your policy under certain circumstances.

GUARANTEED DEATH BENEFIT -- Generally, your death benefit coverage will last as long as there is enough value in your policy to pay for the monthly charges we deduct. Since this is a variable life policy, values of your policy will fluctuate based on the performance of the underlying investment options you have chosen. Without the Guaranteed Death Benefit your policy will lapse if the value of your policy is insufficient to pay your monthly charges. However, when the Guaranteed Death Benefit feature is in effect, the policy will not lapse, regardless of the investment performance of the underlying funds.

INVESTMENT OPTIONS -- You may invest in a variety of investment options and a Fixed Account. You may transfer money among your investment choices, subject to restrictions.

PREMIUM PAYMENTS -- You have the flexibility to choose how you pay premiums. You choose a planned premium when you purchase the policy. You may change your planned premium, or pay additional premiums any time, subject to certain limitations.

RIGHT TO EXAMINE YOUR POLICY -- For 10 days after you receive your policy, you may cancel it without paying a sales charge. A longer period is provided in some states.

WITHDRAWALS AND SURRENDERS -- You may take money out of your policy once per year after the first policy year, subject to certain minimums. You may also surrender your policy in full. (See "Risks of Your Policy," below).

LOANS -- You may take a loan on the policy. The policy secures the loan.

SETTLEMENT OPTIONS -- You or your beneficiary may choose to receive the proceeds of the policy over a period of time by using one of several settlement options.

OPTIONAL COVERAGE -- You may add other coverages to your policy. See "Your Policy -- Other Benefits."

RISKS OF YOUR POLICY

INVESTMENT PERFORMANCE -- The value of your policy will fluctuate with the performance of the investment options you choose. Your investment options may decline in value, or they may not perform to your expectations. Your policy values in the Sub-Accounts are not guaranteed. You should read the prospectuses for the Funds for information about the risks of each investment option.

UNSUITABLE FOR SHORT-TERM SAVINGS -- The policy is designed for long term financial planning. You should not purchase the policy if you will need the premium payment in a short time period because surrenders may be subject to a surrender charge. The surrender charge is proportionally higher during the early years of the policy, and may more than offset any increase in Policy Value.

RISK OF LAPSE -- Your policy could terminate if the value of the policy becomes too low to support the policy's monthly charges. If this occurs, we will notify you in writing. You will then have a 61-day grace period to pay additional amounts to prevent the policy from terminating.

WITHDRAWAL LIMITATIONS -- You are limited to one withdrawal per year after the first policy year. Withdrawals will reduce your policy's death benefit, and may be subject to a surrender charge.

TRANSFER LIMITATIONS -- We reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the Fixed Account.

LOANS -- Taking a loan from your policy may increase the risk that your policy will lapse, will have a permanent effect on the policy's Policy Value, and will reduce the death proceeds.

ADVERSE TAX CONSEQUENCES -- You may be subject to income tax if you receive any loans, withdrawals or other amounts from the policy, and you may be subject to a 10% penalty tax. Under certain circumstances (usually if you prefund future benefits in seven years or less), your policy may become a modified endowment policy under federal tax law. If these circumstances were to occur, loans and other pre-death distributions are includable in gross income on an income first basis, and may be subject to a 10% penalty (unless you have attained age
59 1/2). You should consult with a tax adviser before taking steps that may affect whether your policy becomes a modified endowment policy. There could be significant adverse tax consequences if the policy should lapse or be surrendered when there are loans outstanding. See "Taxes."

4                                              FORTIS BENEFITS INSURANCE COMPANY
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FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the maximum fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer cash value between investment options.

TRANSACTION FEES


       CHARGE           WHEN CHARGE IS DEDUCTED           AMOUNT DEDUCTED
Sales Charge (1)        When you pay premium.     9% of each premium payment
Premium Tax Charge      When you pay premium.     Maximum Charge:
(1)                                               3% of each premium payment
                                                  Current Charge:
                                                  2.2% of each premium payment
Surrender Charges       When you partially or     $41.00 per $1,000 of Face Amount
                        fully surrender your      surrendered
                        policy, or your policy
                        lapses, during the
                        first 10 policy years,
                        or during the 10 years
                        after any requested
                        increase in Face
                        Amount.
Transaction Fee         When you make a           $25 per transaction.
                        withdrawal or a
                        transfer between
                        investment options.
Loan Interest Rate      Annually in advance if    5.66% annually
(2)                     you have taken a loan
                        on your policy.

(1) Currently we assess both the sales charge and the premium tax charge through a monthly deduction of $4.00 from your Policy Value, and a daily deduction at an annual rate of 0.35% of your Policy Value invested in the Sub-Accounts.

(2) Loan Accounts are credited with interest at an annual rate of 4.0%.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.

ANNUAL CHARGES OTHER THAN FUND OPERATING EXPENSES


       CHARGE           WHEN CHARGE IS DEDUCTED           AMOUNT DEDUCTED
Cost of Insurance       Monthly.                  Minimum Charge:
Charges (1)                                       $0.00096 per $1,000 of amount at
                                                  risk for two female non-smokers,
                                                  issue age 18.
                                                  Maximum Charge:
                                                  $1,000 per $1,000 of amount at
                                                  risk for two male smokers,
                                                  age 100.
                                                  Charge for representative
                                                  insureds:
                                                  $0.002496 per $1,000 of amount
                                                  at risk for a non-smoking male
                                                  issue age 55 and a non-smoking
                                                  female issue age 53.
Administrative Charge   Monthly.                  Maximum Charge:
                                                  $7.50 plus $0.13 per $1,000 of
                                                  Face Amount
                                                  Current Charge:
                                                  $6.00 per month
Policy Issuance         Monthly during the        Maximum and Current Charge:
Expense Charge          first ten policy years,   $0.10 per $1,000 of Face Amount
                        or during the first ten
                        years after any
                        requested increase in
                        Face Amount.
Mortality and Expense   Daily.                    Maximum and Current Charge:
Risk Charge                                       1.00% of Policy Value invested
                                                  in the Sub-Accounts
Guaranteed Death        Monthly.                  Maximum and Current Charge:
Benefit Charge                                    $0.00 during the first ten years
                                                  of all guarantee periods.
                                                  $0.02 per $1,000 of Face Amount
                                                  during policy years 11-20 for
                                                  the 20-year guarantee period.
                                                  $0.04 per $1,000 of Face Amount
                                                  after policy year 10 for the
                                                  guarantee period which lasts
                                                  until age 85 of the younger
                                                  insured.

FORTIS BENEFITS INSURANCE COMPANY                                              5
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       CHARGE           WHEN CHARGE IS DEDUCTED           AMOUNT DEDUCTED
Single Life Waivers     Monthly.                  Minimum Charge:
of Selected                                       $2.33 per $100 of Selected
Amount (2)                                        Amount for an insured
                                                  age 18-37.
                                                  Maximum Charge:
                                                  $24.10 per $100 of Selected
                                                  Amount for an insured age 59.
                                                  Charge for representative
                                                  insureds:
                                                  $9.04 per $100 of Selected
                                                  Amount for an insured age 55.
Single Life Waiver of   Monthly.                  Minimum Charge:
Monthly Deductions                                $0.08 per $1,000 of amount at
(3)                                               risk for an insured age 18,
                                                  non-smoker.
                                                  Maximum Charge:
                                                  $6.32 per $1,000 of amount at
                                                  risk for an insured age 59,
                                                  smoker.
                                                  Charge for representative
                                                  insureds:
                                                  $2.02 per $1,000 of amount at
                                                  risk for an insured age 55,
                                                  non-smoker.
Joint Waiver of         Monthly.                  Minimum Charge:
Selected Amount (2)                               $4.61 per $100 of Selected
                                                  Amount for two insureds age 18.
                                                  Maximum Charge:
                                                  $42.39 per $100 of Selected
                                                  Amount for two insureds age 59.
                                                  Charge for representative
                                                  insureds:
                                                  $29.23 per $100 of Selected
                                                  Amount for two insureds, age 55
                                                  and 53.
Joint Waiver of         Monthly.                  Minimum Charge:
Monthly Deductions                                $0.16 per $1,000 of amount at
(3)                                               risk for two insureds, age 18,
                                                  non-smokers.
                                                  Maximum Charge:
                                                  $8.88 per $1,000 of amount at
                                                  risk for two insureds, age 59,
                                                  smokers.
                                                  Charge for representative
                                                  insureds:
                                                  $3.31 per $1,000 of amount at
                                                  risk for two insureds, age 55
                                                  and 53, non-smokers.
Second-to-die Term      Monthly.                  Minimum Charge:
Life Rider (4)                                    $0.25 per $1,000 of benefit for
                                                  two insureds, female, age 18,
                                                  non-smokers.
                                                  Maximum Charge:
                                                  $1,000 per $1,000 of benefit for
                                                  two insureds, age 100.
                                                  Charge for representative
                                                  insureds:
                                                  $0.25 per $1,000 of benefit for
                                                  two insureds, male age 55,
                                                  female age 53, non-smokers.
First-to-die Term       Monthly.                  Minimum Charge:
Life Rider (4)                                    $0.77 per $1,000 of benefit for
                                                  two insureds, female, age 18,
                                                  non-smokers.
                                                  Maximum Charge:
                                                  $1,000 per $1,000 of benefit for
                                                  two insureds age 100.
                                                  Charge for representative
                                                  insureds:
                                                  $3.08 per $1,000 of benefit for
                                                  two insureds, male age 55,
                                                  female age 53, non-smokers.

6                                              FORTIS BENEFITS INSURANCE COMPANY
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       CHARGE           WHEN CHARGE IS DEDUCTED           AMOUNT DEDUCTED
Estate Protection       Monthly.                  Minimum Charge:
Rider (5)                                         $0.25 per $1,000 of benefit for
                                                  two insureds, female, issue
                                                  age 18, non-smokers, during the
                                                  first policy year.
                                                  Maximum Charge:
                                                  $634.96 per $1,000 of benefit
                                                  for two insureds, male, age 89,
                                                  smokers, during the fourth
                                                  policy year.
                                                  Charge for representative
                                                  insureds:
                                                  $0.25 per $1,000 of benefit for
                                                  two insureds, male age 55,
                                                  female age 53, non-smokers,
                                                  during the first policy year.
Additional Insured      Monthly.                  Minimum Charge:
Rider (6)                                         $0.72 per $1,000 of benefit for
                                                  a female insured, issue age 0,
                                                  during the first policy year.
                                                  Maximum Charge:
                                                  $326.09 per $1,000 of benefit
                                                  for a male insured age 94,
                                                  smoker.
                                                  Charge for representative
                                                  insureds:
                                                  $1.18 per $1,000 of benefit for
                                                  a male non-smoker, issue
                                                  age 35.
Primary Insured Rider   Monthly.                  Minimum Charge:
(6)                                               $0.42 per $1,000 of benefit for
                                                  a female non-smoker, issue
                                                  age 0, during the first policy
                                                  year.
                                                  Maximum Charge:
                                                  $326.09 per $1,000 of benefit
                                                  for a male smoker, age 94.
                                                  Charge for representative
                                                  insureds:
                                                  $1.18 per $1,000 of benefit for
                                                  a male smoker, issue age 55.
Accelerated Benefit     When benefit is           10% interest discount plus $300.
Rider                   exercised.

(1) The cost of insurance charge varies based on individual characteristics of amount at risk, gender, age, and underwriting class. At any time the "amount at risk" is the death benefit reduced by a factor less the Policy Value. For substandard risks such as aviation, the charge includes a flat dollar amount per $1,000 of Face Amount. The charges shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by obtaining a personalized illustration free of charge from your financial adviser or by calling us at 1-800-800-2000 ext. 3028.

(2) This charge varies based on individual characteristics of the selected amount to be waived, and the age of the insured. The charges shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by obtaining a personalized illustration free of charge from your financial adviser or by calling us at 1-800-800-2000 ext. 3028.

(3) This charge varies based on individual characteristics of the amount at risk, underwriting class, and age of the insured. The charges shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by obtaining a personalized illustration free of charge from your financial adviser or by calling us at 1-800-800-2000 ext. 3028.

(4) This charge varies based on individual characteristics of the amount of the death benefit of the rider, gender, underwriting class, and age of the insureds. The charges shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by obtaining a personalized illustration free of charge from your financial adviser or by calling us at 1-800-800-2000 ext. 3028.

(5) This charge varies based on individual characteristics of the amount of the death benefit of the rider, gender, underwriting class, policy year, and age of the insureds. The charges shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by obtaining a personalized illustration free of charge from your financial adviser or by calling us at 1-800-800-2000 ext. 3028.

(6) This charge varies based on individual characteristics of the amount of death benefit of the rider, underwriting class, policy year, and age of the insured. The charges shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by obtaining a personalized illustration free of charge from your financial adviser or by calling us at 1-800-800-2000 ext. 3028.

FORTIS BENEFITS INSURANCE COMPANY                                              7
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The table below shows the minimum and maximum fees and expenses charged by any of the Funds. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.


                         ANNUAL FUND OPERATING EXPENSES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                              MINIMUM    MAXIMUM
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Total Annual Fund Operating Expenses
(these are expenses that are deducted from Fund assets,
including management fees, Rule 12b-1
distribution and/or service fees, and other expenses)          0.44%      1.06%
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8                                              FORTIS BENEFITS INSURANCE COMPANY
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ABOUT US

FORTIS BENEFITS INSURANCE COMPANY

Fortis Benefits Insurance Company ("Fortis") is the issuer of the contracts. Fortis is a Minnesota corporation founded in 1910. It is qualified to sell life insurance and annuity contracts in the District of Columbia and in all states except New York.

Fortis is a wholly owned subsidiary of Assurant, Inc., which recently merged with Fortis, Inc. As a result of the merger, Assurant, Inc. is the successor to the business operations, assets and obligations of Fortis, Inc. Fortis, Inc. is the ultimate parent of Fortis Benefits Insurance Company. Assurant, Inc. recently concluded an initial public offering of its common stock.

All of the guarantees and commitments under the contracts are general obligations of Fortis. None of Fortis' affiliated companies has any legal obligation to back Fortis' obligations under the contracts.

On April 1, 2001, the parent company of Fortis entered into an agreement with Hartford Life and Annuity Insurance Company ("Hartford") to co-insure the obligations of Fortis under the variable annuity Contracts and to provide administration for the Contracts. Hartford was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Hartford's offices are located in Simsbury, Connecticut; however, its mailing address is P.O. Box 2999, Hartford, CT 06104-2999. Hartford is ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

VARIABLE ACCOUNT C

The Sub-Accounts are subdivisions of our separate account, called Variable Account C. The Separate Account exists to keep your life insurance policy assets separate from our company assets. As such, the investment performance of the Separate Account is independent from the investment performance of our other assets. Our other assets are utilized to pay you insurance obligations under the policy. Your assets in the Separate Account are held exclusively for your benefit and may not be used for any of our other liabilities.

THE FUNDS

The Sub-Accounts of the Separate Account purchase shares of mutual funds set up exclusively for variable annuity and variable life insurance products. These funds are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund, but they may have similar investment strategies and the same portfolio managers as retail mutual funds. You choose the Sub-Accounts that meet your investment style.

We do not guarantee the investment results of any of the underlying Funds. Since each underlying Fund has different investment objectives, each is subject to different risks. These risks and the Funds' expenses are described in the prospectuses for the Funds, which are attached to this Prospectus, and the Funds' Statements of Additional Information. YOU MAY ORDER A FUND'S STATEMENT OF ADDITIONAL INFORMATION FREE OF CHARGE BY CALLING US AT 1-800-800-2000
EXTENSION 3028. You should read the following investment objectives and the prospectuses for each of the Funds listed below for detailed information about each Fund before investing. The Funds may not be available in all states.

You may also allocate some or all of your premium payments to the "Fixed Account," which pays a declared interest rate. See "The Fixed Account."

HARTFORD ADVISERS HLS FUND -- Seeks maximum long-term total return. Sub-advised by Wellington Management.

HARTFORD BLUE CHIP STOCK HLS FUND -- Seeks long-term growth of capital. Current income is a secondary objective. Sub-advised by T. Rowe Price Associates, Inc.

HARTFORD BOND HLS FUND -- Seeks a high level of current income, consistent with a competitive total return, as compared to bond funds with similar investment objectives and policies. Sub-advised by Hartford Investment Management Company.

HARTFORD CAPITAL APPRECIATION HLS FUND -- Seeks growth of capital. Sub-advised by Wellington Management.

HARTFORD CAPITAL OPPORTUNITIES HLS FUND -- Seeks capital appreciation. Sub-advised by Holland Capital Management, L.P.

HARTFORD DISCIPLINED EQUITY HLS FUND (formerly Hartford Growth and Income HLS
Fund) -- Seeks growth of capital and current income. Sub-advised by Wellington Management.

HARTFORD GLOBAL LEADERS HLS FUND -- Seeks growth of capital. Sub-advised by Wellington Management.

HARTFORD GROWTH OPPORTUNITIES HLS FUND -- Seeks short-and long-term capital appreciation. Sub-advised by Wellington Management.

HARTFORD HIGH YIELD HLS FUND -- Seeks high current income. Growth of capital is a secondary objective. Sub-advised by Hartford Investment Management Company.

HARTFORD INDEX HLS FUND -- Seeks to provide investment results which approximate the price and yield performance of publicly traded common stocks in the aggregate. Sub-advised by Hartford Investment Management Company.

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND -- Seeks growth of capital. Sub-advised by Wellington Management.

HARTFORD INTERNATIONAL STOCK HLS FUND -- Seeks long-term capital appreciation. Sub-advised by Lazard Asset Management LLC.

HARTFORD LARGECAP GROWTH HLS FUND -- Seeks long-term growth of capital. Sub-advised by Holland Capital Management L.P.

HARTFORD MIDCAP STOCK HLS FUND -- Seeks total investment returns, including capital appreciation and income, that

FORTIS BENEFITS INSURANCE COMPANY                                              9
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consistently outperform the Standard & Poor's 400 MidCap Index ("S&P MidCap"). Sub-advised by The Dreyfus Corporation.

HARTFORD MONEY MARKET HLS FUND -- Seeks maximum current income consistent with liquidity and preservation of capital. Sub-advised by Hartford Investment Management Company.

HARTFORD SMALLCAP GROWTH HLS FUND -- Seeks to maximize short- and long-term capital appreciation. Sub-advised by Wellington Management.

HARTFORD SMALLCAP VALUE HLS FUND -- Seeks short-term capital appreciation. Sub-advised by Janus Capital Management LLC.

HARTFORD STOCK HLS FUND -- Seeks long-term growth of capital, with income as a secondary consideration. Sub-advised by Wellington Management.

HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND -- Seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk. Sub-advised by Hartford Investment Management Company.

HARTFORD VALUE OPPORTUNITIES HLS FUND -- Seeks short-and long-term capital appreciation. Sub-advised by Wellington Management.

INVESTMENT ADVISERS -- Hartford Series Fund, Inc. is a Maryland Corporation registered with the Securities and Exchange Commission as an as an open-end management investment company. The Hartford HLS Funds are sponsored and administered by Hartford or its affiliates. Hartford Advisers HLS Fund, Hartford Bond HLS Fund, Hartford Index HLS Fund, Hartford Money Market HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford High Yield HLS Fund, Hartford International Opportunities HLS Fund, Hartford Global Leaders HLS Fund, Hartford Disciplined Equity HLS Fund and Hartford Stock HLS Fund are series of Hartford Series Fund, Inc.

Hartford HLS Series Fund II, Inc. is a Maryland corporation registered with the Securities and Exchange Commission as an open-end management investment company. Hartford U.S. Government Securities HLS Fund, Hartford International Stock HLS Fund, Hartford Value Opportunities HLS Fund, Hartford Capital Opportunities HLS Fund, Hartford Blue Chip Stock HLS Fund, Hartford LargeCap Growth HLS Fund, Hartford MidCap Stock HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford SmallCap Value HLS Fund and Hartford SmallCap Growth HLS Fund are series of the Hartford HLS Series Fund II, Inc.,

HL Investment Advisors, LLC ("HL Advisors") serves as the investment manager to the Hartford HLS Funds.

Hartford Capital Appreciation HLS Fund, Hartford International Opportunities HLS Fund, Hartford Global Leaders HLS Fund, Hartford Advisers HLS Fund, Hartford Value Opportunities HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford SmallCap Growth HLS Fund and Hartford Stock HLS Fund are sub-advised by Wellington Management Company, LLP ("Wellington").

Hartford Money Market HLS Fund, Hartford U.S. Government Securities HLS Fund, Hartford Bond HLS Fund, Hartford High Yield HLS Fund, and Hartford Index HLS Fund are sub-advised by Hartford Investment Management Company ("Hartford Investment Management").

Hartford International Stock HLS Fund is sub-advised by Lazard Asset Management LLC.

Hartford Blue Chip Stock HLS Fund is sub-advised by T. Rowe Price
Associates, Inc.

Hartford Capital Opportunities HLS Fund and Hartford LargeCap Growth HLS Fund are sub-advised by Holland Capital Management, L.P.

Hartford MidCap Stock HLS Fund is sub-advised by The Dreyfus Corporation.

Hartford SmallCap Value HLS Fund is sub-advised by Janus Capital Management LLC which has contracted with Perkins, Wolf, McDonnell and Company, LLC to provide day-to-day investment management for the Fund.

The shares of certain Hartford HLS Funds have been divided into Class IA and Class IB. Only Class IA shares are available in this Contract.

MIXED AND SHARED FUNDING -- Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of policy owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund. There are certain risks associated with mixed and shared funding, as disclosed in the prospectuses for the Funds.

VOTING RIGHTS -- For Sub-Accounts in which you have invested, we will notify you of shareholder's meetings of the Funds purchased by those Sub-Accounts. We will send you proxy materials and instructions for you to vote the shares held for your benefit by those Sub-Accounts. We will arrange for the handling and tallying of proxies received from you or other policy owners. If you give no instructions, we will vote those shares in the same proportion as shares for which we received instructions.

THE FIXED ACCOUNT

You may allocate amounts to the Fixed Account. The Fixed Account is not a part of the Separate Account, but is a part of our general assets. As such, the Fixed Account (and this description

10                                             FORTIS BENEFITS INSURANCE COMPANY
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of the Fixed Account) is not subject to the same securities laws as the Separate Account.

The Fixed Account credits at least 4% per year. We are not obligated to, but may, credit more than 4% per year. If we do, such rates are determined at our sole discretion. You assume the risk that, at any time, the Fixed Account may credit no more than 4%.

CHARGES AND DEDUCTIONS
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DEDUCTIONS FROM PREMIUM

Before your premium is allocated to the Sub-Accounts and/or the Fixed Account, we may deduct a percentage from your premium for a sales charge and a premium tax charge. The amount allocated after the deductions is called your Net Premium.

SALES CHARGE AND PREMIUM TAX CHARGE -- The current and maximum sales charge is 9% of premium. The current premium tax charge is 2.2% of premium, and the maximum premium tax charge that we may assess is 3.0% of premium. However, currently we assess both the sales charge and the premium tax charge through a monthly deduction of $4.00 from your Policy Value, and a daily deduction at an annual rate of 0.35% of your Policy Value invested in the Sub-Accounts. The monthly and daily deductions, however, are not made to the extent that the cumulative amount of the deductions exceed 11.2% of premium (or 12% if the premium tax charge is raised to its 3% maximum). Any sales charge or premium tax charge not recovered at the time of a surrender may be deducted as part of the surrender charge discussed below.

We may choose to deduct up to 5% of premium as the sales charge and 2.5% of premium as the premium tax charge directly from premium payments rather than through monthly and daily deductions, in which case the charges recovered through monthly and daily deductions will be reduced by at least a corresponding amount.

DEDUCTIONS FROM POLICY VALUE

MONTHLY DEDUCTION AMOUNTS -- Each month we will deduct an amount from your Policy Value to pay for the benefits provided by your policy. This amount is called the Monthly Deduction Amount and equals the sum of:

- the portion of sales charge and premium tax charge deducted monthly;

- the charge for the cost of insurance;

- the monthly administrative charge;

- the monthly policy issuance expense charge;

- the death benefit guarantee charge;

- any charges for additional benefits provided by rider.

Each Monthly Deduction Amount will be deducted pro rata from the Fixed Account and each of the Sub-Accounts, unless you instruct us otherwise. The Monthly Deduction Amount will vary from month to month.

SALES CHARGE AND PREMIUM TAX CHARGE -- We deduct a portion of the sales charge and premium tax charge as a monthly deduction from your Policy Value. See "Deductions from Premium."

COST OF INSURANCE CHARGE -- The charge for the cost of insurance equals:

(i)  the monthly cost of insurance rate per $1,000, multiplied by

(ii) the amount at risk, divided by

(iii) $1,000.

On any Monthly Activity Date, the amount at risk equals the Death Benefit divided by 1.00327374, less the Policy Value on that date, prior to assessing the Monthly Deduction Amount.

Cost of insurance rates will be determined on each policy anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. A table of guaranteed cost of insurance rates per $1,000 will be included in your policy, however, we reserve the right to use rates less than those shown in the table. Substandard risks will be charged higher cost of insurance rates. The multiple will be based on the insured's substandard rating. The charge for the cost of insurance for substandard risks may also include a flat amount applicable to certain special mortality risks such as aviation. The charge is a flat dollar amount per $1,000 of Face Amount.

Any changes in the cost of insurance rates will be made uniformly for all insureds of the same issue ages, sexes, risk classes and whose coverage has been in force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the insureds' health.

Because your Policy Value and death benefit may vary from month to month, the cost of insurance may also vary on each Monthly Activity Date. The cost of insurance depends on your policy's amount at risk. Items which may affect the amount at risk include the amount and timing of premium payments, investment performance, fees and charges assessed, rider charges, policy loans and changes to the Face Amount.

MONTHLY ADMINISTRATIVE CHARGE -- We deduct a monthly administrative charge from your Policy Value to compensate us for issue and administrative costs of the policy. The current charge is $6.00 per month, and the maximum charge will not exceed $7.50 per month. We may also assess an additional charge of up to $0.13 per thousand dollars of Face Amount then in force.

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MONTHLY POLICY ISSUANCE EXPENSE CHARGE -- During the first ten (10) policy years, we deduct a monthly policy issuance expense charge as follows:

                           MONTHLY RATE PER $1,000
       FACE AMOUNT             OF FACE AMOUNT
       -----------         -----------------------
   Less than $500,000                .10
 $500,000 to $999,999.99             .08
$1 million to $499,999.99            .05
   $5 million or more                .03

The monthly policy issuance expense charge is also assessed for the first ten
(10) years following an increase in the Face Amount. The charge is based on the dollar amount of the Face Amount increase and the Face Amount immediately following the increase. Upon lapse or surrender of the policy, we will recover any uncollected charge as part of the surrender charge discussed below.

GUARANTEED DEATH BENEFIT CHARGE -- There is no charge for the first 10 policy years of the death benefit guarantee. If you select a longer guarantee period, we deduct a monthly charge for the rest of the guarantee period as follows:
(1) $0.02 per thousand dollars of Face Amount in effect under the policy and any riders for the 20 year guarantee period.

(2) $0.04 per thousand dollars of Face Amount in effect under the policy and any riders for the guarantee period which lasts until age 85 of the younger insured.

RIDER CHARGE -- If your policy includes riders, a charge applicable to the riders is made from the Policy Value each month. The charge applicable to these riders is to compensate us for the anticipated cost of providing these benefits and is specified on the applicable rider. For a description of the riders available, see "Your Policy -- Supplemental Benefits."

DAILY DEDUCTION AMOUNTS -- Each day we will deduct an amount from your Policy Value to pay for some of the benefits provided by your policy. These deductions are:

- the portion of sales charge and premium tax charge deducted daily;

- the mortality and expense risk charge.

SALES CHARGE AND PREMIUM TAX CHARGE -- We deduct a portion of the sales charge and premium tax charge as a daily deduction from your Policy Value. See "Deductions from Premium."

MORTALITY AND EXPENSE RISK CHARGE -- We deduct a daily charge for mortality and expense risk charge at an annual rate of 1.00% of your Policy Value invested in the Sub-Accounts.

The mortality and expense risk charge compensates us for mortality and expense risks assumed under the policies. The mortality risk assumed is that the cost of insurance charges are insufficient to meet actual claims. The expense risk assumed is that the expense incurred in issuing, distributing and administering the policies exceed the administrative charges and sales loads collected. Fortis may keep any difference between cost it incurs and the charges it collects.

SURRENDER CHARGE -- If the policy is surrendered or lapses during the first 10 policy years, or during the 10 years following any requested increase in Face Amount, we deduct a surrender charge from your Policy Value.

The surrender charge is

(1) any of the policy issuance expense charge not yet recovered, and

(2) any of the premium tax and sales expense charges not deducted through periodic deductions or deductions from premiums.

The surrender charge is limited as shown in the table below. The table also shows the amount by which the limit is increased by a Face Amount increase which you request. The amount of the surrender charge limit depends on the Face Amount and the adjusted age of the insureds as follows.

                                OVERALL CAP AS SURRENDER CHARGE
ADJUSTED AGE AT TIME OF POLICY   (PER THOUSAND DOLLARS OF FACE
   ISSUANCE OR FACE AMOUNT           AMOUNT OR FACE AMOUNT
           INCREASE                        INCREASE)
------------------------------  -------------------------------
           18-24                            1.90
           25-29                            3.30
           30-34                            4.50
           35-39                            6.00
           40-44                            8.25
           45-49                           10.75
           50-54                           14.25
           55-59                           19.00
           60-64                           25.20
           65-69                           33.60
           70-85                           41.00

The adjusted age is the age of the younger joint insured plus 1/3 of the lesser of (a) the difference in age between the younger and older insured or (b) 20. If both insureds are over age 80, the cap per thousand is $33.

Any amount of surrender charge decreases automatically by a constant amount each year of its 10 year period referred to above until, in the eleventh year, it is zero.

TRANSACTION FEE -- We may charge a transaction fee of up to $25 for each partial withdrawal and transfer of Policy Value, although we have no current plans to do so.

CHARGES FOR THE FUNDS

The investment performance of each Fund reflects the management fee that the Fund pays to its investment manager as well as other operating expenses that the Fund incurs. Investment management fees are generally daily fees computed as a percentage of a Fund's average daily net assets as an annual rate. Please read the prospectus for each Fund for complete details.

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YOUR POLICY

CONTRACT RIGHTS

POLICY OWNER, OR "YOU" -- As long as your policy is in force, you may exercise all rights under the policy while either of the insureds is alive and no beneficiary has been irrevocably named.

BENEFICIARY -- You name the beneficiary in your application for the policy. You may change the beneficiary (unless irrevocably named) while either of the insureds is alive by notifying us in writing. If no beneficiary is living when the last surviving insured dies, the death benefit will be paid to you if living; or, otherwise, to your estate.

ASSIGNMENT -- You may assign your policy. Until you notify us in writing, no assignment will be effective against us. We are not responsible for the validity of any assignment.

STATEMENTS -- We will send you a statement at least once each year, showing:

(a) the current Policy Value, Cash Surrender Value and Face Amount;

(b) the premiums paid, monthly deduction amounts and any loans since your last statement;

(c) the amount of any Indebtedness;

(d) any notifications required by the provisions of your policy; and

(e) any other information required by the Insurance Department of the state where your policy was delivered.

CONTRACT LIMITATIONS

ALLOCATIONS TO SUB-ACCOUNTS AND THE FIXED ACCOUNT -- You may allocate amounts to a maximum of nineteen (19) different Sub-Accounts and the Fixed Account over the life of the policy. We may at any time limit the number of Sub-Accounts and the Fixed Account that you may use.

TRANSFERS OF POLICY VALUE -- You may transfer your Policy Value from one investment option to another, except during a Grace Period. We reserve the right to limit the number and amount of transfers, or to impose charges upon transfers. If we limit the number of transfers, the limit will never be less than four transfers per policy year. Unless you are transferring the entire amount you have in an investment option, each transfer must be at least $250. We reserve the right to raise this minimum transfer amount up to $1,000.


You may make transfers between the Sub-Accounts offered in this policy according to our policies and procedures.



WHAT IS A SUB-ACCOUNT TRANSFER?



A Sub-Account Transfer is a transaction requested by you that involves reallocating part or all of your Policy Value among the underlying Sub-Accounts available in your policy.



WHAT HAPPENS WHEN I REQUEST A SUB-ACCOUNT TRANSFER?



When you request a Sub-Account Transfer, Hartford sells shares of the underlying Fund that makes up the Sub-Account you are transferring from and buys shares of the underlying Fund that makes up the Sub-Account you want to transfer into.



Each day, many Policy Owners request Sub-Account transfers. Some request transfers into a particular Sub-Account, and others request transfers out of a particular Sub-Account. In addition, each day some Policy Owners allocate new premium payments to Sub-Accounts, and others request surrenders. Further, when there is a pending death claim on a policy, all money invested in any of the Sub-Accounts is transferred to the Hartford Money Market HLS Fund Sub-Account. Hartford combines all the Policy Owner requests to transfer out of a Sub-Account along with all transfers from that Sub-Account as a result of a surrender, withdrawal, loan, or pending death claim and determines how many shares of that Sub-Account's underlying Fund Hartford would need to sell to satisfy all Policy Owners' "transfer-out" requests. At the same time, Hartford also combines all the requests to transfer into a particular Sub-Account or new Premium Payments or loan repayments allocated to that Sub-Account and determines how many shares of that Sub-Account's underlying Fund Hartford would need to buy to satisfy all Policy Owners' "transfer-in" requests.



In addition, many of the underlying Funds that are available as investment options in Hartford's variable life insurance policies are also available as investment options in variable annuity contracts ("Contracts"), retirement plans, group funding agreements and other products offered by Hartford. Each day, investors and participants in these other products engage in transactions similar to the Sub-Account transfers described for variable life Policy Owners.



Hartford takes advantage of its size and available technology to combine the sales of a particular underlying Fund for all the variable annuities, variable life insurance policies, retirement plans, group funding agreements or other products offered by Hartford. We also combine all the purchases of that particular underlying Fund for all the products we offer. We then "net" those trades. This means that we sometimes reallocate shares of an underlying Fund within the accounts at Hartford rather than buy new shares or sell shares of the underlying Fund.



For example, if we combine all transfer-out requests of the Hartford Stock HLS Fund Sub-Account with all other sales of that underlying Fund from all the other products available at Hartford, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Policy Owners and the owners of other products offered by Hartford, want to purchase or transfer-in an amount equal to $300,000 of that Fund, then Hartford would send a sell order to the underlying Fund for $700,000, which is a $1 million sell order minus the purchase order of $300,000.

FORTIS BENEFITS INSURANCE COMPANY                                             13
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WHAT RESTRICTIONS ARE THERE ON MY ABILITY TO MAKE A SUB-ACCOUNT TRANSFER?



You should be aware that there are several important restrictions on your ability to make a Sub-Account transfer.



FIRST, YOU MAY MAKE ONLY ONE SUB-ACCOUNT TRANSFER EACH DAY. Hartford limits each Policy Owner to one Sub-Account Transfer each day. Hartford counts all Sub-Account transfer activity that occurs on any one day as one Sub-Account transfer, except you cannot transfer the same Policy Value more than once in a day.



For example, if the only transfer you make on a day is a transfer of $10,000 from the Hartford Money Market HLS Fund Sub-Account into another Sub-Account, it would count as one Sub-Account transfer. If, however, on a single day you transfer $10,000 out of the Hartford Money Market HLS Fund Sub-Account into five other Sub-Accounts (dividing the $10,000 among the five other Sub-Account however you chose), that day's transfer activity would count as one Sub-Account transfer. Conversely, if you have $10,000 in Policy Value distribution among five different Sub-Accounts and you request to transfer the Policy Value in all those Sub-Accounts into one Sub-Account, that would also count as one Sub-Account transfer.



However, you cannot transfer the same Policy Value more than once in one day. That means if you have $10,000 in the Hartford Money Market HLS Fund Sub-Account and you transfer all $10,000 into the Hartford Stock HLS Fund Sub-Account, on that same day you could not then transfer the $10,000 out of the Hartford Stock HLS Fund Sub-Account into another Sub-Account.



SECOND, HARTFORD HAS IMPLEMENTED POLICIES DESIGNED TO RESTRICT EXCESSIVE SUB-ACCOUNT TRANSFERS. You should not purchase this policy if you want to make frequent Sub-Account transfers for any reason. In particular, Hartford does not want you to purchase this policy if you plan to engage in "market timing," which includes frequent transfer activity into and out of the same underlying Fund, or engaging in frequent Sub-Account transfers in order to exploit inefficiencies in the pricing of the underlying Fund.



Hartford and the underlying Funds attempt to curb frequent transfers in the following ways:



x  Fair Value Pricing



x  20 Transfer Rule



x  Abusive Trading Policy and



x  Third Party Transfer Service Agreements.



FAIR VALUE PRICING -- There are times when the value given to a particular stock held by a mutual fund may not reflect the true value of that stock. This can occur with stocks traded on international stock markets, which (because of time zone differences) close before the New York Stock Exchange closes and open again while the New York Stock Exchange is closed. Some individuals or entities have tried to take advantage of this situation and realize a profit by requesting transfers into a Sub-Account when the price of the underlying Fund does not reflect the real market value of its holdings, and then quickly transferring out of the Sub-Account once the underlying Fund's price reflects the real market value of its holdings. This is commonly called "international arbitrage" and is one type of "market timing."



Some underlying Funds use a procedure called "Fair Value Pricing" to make the Funds unattractive to investors who might want to engage in international arbitrage market timing. Many experts believe that Fair Value Pricing can eliminate the opportunity for international arbitrage market timing.



The following is one example of how Fair Value Pricing works. Each day, at the close of the New York Stock Exchange, the Hartford Money Market HLS Fund determines its price for that day. Then the underlying Fund uses special software as an additional pricing procedure to ensure that the price of the underlying Fund more accurately reflects the true market value of its shares. These adjustments are done according to guidelines set by the Hartford Money Market HLS Fund's Board of Directors. Since the Hartford Money Market HLS Fund has instituted Fair Value Pricing, it has observed a closer fit between its price and the fair market value of the securities and investments that make up the Hartford Money Market HLS Fund.



Many of the underlying Funds offered through this policy utilize Fair Value Pricing. You should review each underlying Fund's prospectus for more information regarding how the underlying Funds that support your Sub-Accounts price. For a free copy of the underlying Fund prospectuses you can call 1-800-231-5453 or access at www.hartfordinvestor.com.



THE 20 TRANSFER RULE -- Hartford employs the "20 Transfer Rule" to help curb frequent Sub-Account transfers. Under this policy, you are allowed to submit a total of 20 Sub-Account transfer requests each policy year for each policy by any of the following methods: U.S. Mail, fax or telephone. Once these 20 Sub-Account transfers have been requested, you may submit any additional Sub-Account transfer requests only in writing by U.S. Mail or overnight delivery service. Transfer requests that are made by telephone, fax or sent by same day mail or courier service will not be accepted. If you want to cancel a written Sub-Account transfer, you must also cancel it in writing by U.S. Mail or overnight delivery service. We will process the cancellation request as of the day we receive it.



We actively monitor Policy Owner's compliance with this policy. After your 20th transfer request, we will not allow you to do another Sub-Account transfer by telephone or fax. You will be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.



Each Policy Anniversary, you are allowed 20 new Sub-Account transfers by any means identified as acceptable above.



We may make changes to this policy at any time.



ABUSIVE TRANSFER POLICY -- Regardless of the number of Sub-Account transfers you have done under the 20 Transfer Rule, you still may have your Sub-Account transfer privileges restricted if you violate the Abusive Transfer Policy, which is designed to

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respond to market timing activity observed by the underlying Funds.



Under the Abusive Transfer Policy, we rely on the underlying Funds to identify a pattern or frequency of Sub-Account transfers that the underlying Fund wants us to investigate. Most often, the underlying Fund will identify a particular day where it experienced a higher percentage of shares bought followed closely by a day where it experienced the almost identical percentage of shares sold. Once an underlying Fund contacts us, we run a report that identifies all Policy Owners who transferred in or out of that underlying Fund's Sub-Account on the day or days identified by the underlying Fund. We then review the policies on that list to determine whether transfer activity of each identified policy violates our written Abusive Transfer Policy. We do not reveal the precise details of this policy to make it more difficult for abusive traders to adjust their behavior to escape detection under this procedure. We can tell you that we consider some or all of the following factors in our review:



- The dollar amount of the transfer;



- The total assets of the Funds involved in the transfer;



- The number of transfers completed in the current calendar quarter; or



- Whether the transfer is part of a pattern of transfers designed to take advantage of short term market fluctuations or market inefficiencies.



In addition we review large trades and apply our then current written Abusive Transfer Policy. We don't reveal exactly what these procedures are because the individuals or entities which frequently transfer may just adjust their behavior to defeat this procedure. We will tell you though, that we consider some or all of the following factors in our review:



- The dollar amount of the transfer;



- The total assets of the Funds involved in the transfer;



- The number of transfers completed in the current calendar quarter; or



- Whether the transfer is part of a pattern of transfers designed to take advantage of short term market fluctuations or market inefficiencies.



If you meet the criteria established in our Abusive Transfer Policy, we will terminate your Sub-Account transfer privileges until your next Policy Anniversary, at which point your transfer privileges will be reinstated. Even though we have an Abusive Transfer Policy, there is the risk that the underlying Fund may not be able to identify abusive transfers because we net Sub-Account transfers.



THIRD PARTY TRANSFER RESTRICTIONS -- If your initial Premium Payment is
$1 million or more, or if you are acting on behalf of multiple Policy Owners with aggregate Policy Values of $2 million or more, you may be required to sign a separate agreement with Hartford that includes additional restrictions on your ability to request Sub-Account transfers. We do not currently require Policy Owners or others to sign these agreements. However, if we believe that these agreements may help curb frequent transfers, or for any other reason, we may, without notice, begin requiring these agreements again. Even though we have an Abusive Transfer Policy, there is the risk that the underlying Fund may not be able to identify abusive transfers because we net Sub-Account transfers.



ARE THERE ANY EXCEPTIONS TO THESE POLICIES?



NO INDIVIDUAL EXCEPTIONS. Except for the exceptions listed below, Hartford does not make any exceptions to its policies restricting frequent trading. This means that if you request to be excused from any of the policies and to be permitted to engage in a Sub-Account transfer that would violate any of these policies, Hartford will refuse your request.



EXCEPTIONS TO FAIR VALUE PRICING. We would not be aware of any exceptions to the Fair Value Pricing procedures because they are automatically carried out by each underlying Fund according to the guidelines set forth by that underlying Fund's Board of Directors.



SOME ESTABLISHED EXCEPTIONS. You should be aware, however, that the 20 Trade Rule and the Abusive Trading Policy do not apply to all Variable Annuity Contract Owners and Policy Owners and do not apply in all circumstances, which we describe here:



- The 20 Trade Rule and the Abusive Trading Policy do not apply to a number of Contract Owners who were part of a group that sued Hartford in the 1990's for a variety of issues, including Hartford's attempt to limit their Sub-Account transfers. As a result of the settlement of this litigation, these Contract Owners have different Sub-Account transfer restrictions. With respect to these Contract Owners, we currently only have the ability to restrict transfers into certain underlying Funds and to limit the total Contract Value invested in any one underlying Fund. As of December 31, 2004, the total Contract Value for this group of Contract Owners was approximately $115 million dollars out of a total of $XXX invested in Hartford Contracts.



- The 20 Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of an established asset allocation program that rebalances a Contract Owner or Policy Owner's holdings on a periodic, pre-established basis according to the prior written instructions of the Contract Owner or Policy Owner or as part of a dollar cost averaging program, including the DCA Plus program. That means that transfers that occur under these programs are not counted toward the 20 transfers allowed under the 20 Transfer Rule. We don't apply the 20 Transfer Rule to programs, like asset rebalancing and dollar-cost averaging programs, that allow Sub-Account transfers on a regularly scheduled basis because the underlying Funds expect these transfers and they usually do not represent the type of Sub-Account Transfers that the underlying Funds find problematic.

FORTIS BENEFITS INSURANCE COMPANY                                             15
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Other than these exceptions, the only other exception to the 20 Transfer Rule impose more restrictive limitations than the 20 Transfer Rule.



POSSIBILITY OF UNDETECTED FREQUENT TRADING IN THE UNDERLYING FUNDS. In addition to the exceptions we have just described, you should also be aware that there may be frequent trading in the underlying Funds that Hartford is not able to detect and prevents, which we describe here:



- There is a variable annuity that we offer that has no contingent deferred sales charge. We are aware that frequent traders have used this annuity in the past to engage in frequent Sub-Account transfers that does not violate the precise terms of the 20 Transfer Rule. We believe that we have addressed this practice by closing all the international and global funds available in the annuity. However, we cannot always tell if there is frequent trading in this product.



- These policies apply only to individuals and entities that own this policy and any subsequent or more recent versions of this policy. However, the underlying Funds that make up the Sub-Accounts of this policy are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all. Many of the group variable annuities or group funding agreements are offered to retirement plans, and Plan Sponsors administer their plan according to Plan documents. If these retirement plan documents have no restrictions on Sub-Account transfers, then Hartford cannot apply the 20 Trade Rule and may not be able to apply any other restriction on transfers. Hartford has been working with plan sponsors and plan administrators to ensure that any frequent transfer activity is identified and deterred. Hartford has had only limited success in this area. Frequent transfers by individuals or entities that occur in other investment or retirement products provided by Hartford could have the same abusive affect as frequent Sub-Account transfers done by Policy Owners of this policy.



HOW AM I AFFECTED BY FREQUENT SUB-ACCOUNT TRANSFERS?



Frequent Sub-Account transfers often result in frequent purchases and redemptions of shares of the underlying Fund. Frequent purchases and redemptions of the shares of the underlying Funds may increase your costs under this policy and may also lower your policy's overall performance. Your costs may increase because the underlying Fund will pass on any increase in fees related to the frequent purchase and redemption of the underlying Fund's stocks. There would also be administrative costs associated with these transactions.



Frequent transfers may also cause an underlying Fund to hold more cash than the underlying Fund would like to hold. A large cash position means that the underlying Fund will not be fully invested and may miss a rise in value of the securities that the Fund would have purchased. If the underlying Fund chooses not to hold a larger cash position to cover frequent transfers, then it may have to sell securities in order to meet its redemptions that would have liked to keep. Both of these measures could result in lower performance of the underlying Fund, which in turn would result in lower overall performance of your policy.



Because frequent transfers may raise the costs associated with this policy and lower performance, the effect may be a lower the Death Benefit paid to your Beneficiary or lower annuity payouts for your Payee.



WHAT IF A PROSPECTUS FOR THE UNDERLYING FUNDS HAS DIFFERENT POLICIES AND PROCEDURES REGARDING FREQUENT TRADING?



We print the prospectus for the Policies together with the prospectuses for the underlying Funds. While the prospectuses for the underlying Funds may describe policies and procedures regarding frequent trading that may be different from those described in the Policy prospectus, the policies and procedures described in the Policy prospectus control how we administer Sub-Account transfers.


TRANSFERS FROM/TO THE FIXED ACCOUNT -- Except for transfers made under the Dollar Cost Averaging Program, you may only make one transfer out of the Fixed Account each year, and the transfer may not be for more than 50% of the Fixed Account value. However, if the value in the Fixed Account is less than $1,000, the entire amount may be transferred from the Fixed Account to the Separate Account.

You may transfer all of your Policy Value to the Fixed Account only during the first two policy years or during the first two years after a requested increase in the Face Amount, or within 60 days after you are notified of any material change in the Sub-Accounts.

DEFERRAL OF PAYMENTS -- We may defer payment of any Cash Surrender Values, withdrawals and loan amounts which are not attributable to the Sub-Accounts for up to six months from the date of the request. If we defer payment for more than 30 days, we will pay you interest.

QUALIFICATION OF LIFE INSURANCE -- We may increase the death benefit, limit a Face Amount increase, return premium payments or send you a withdrawal to make sure the policy qualifies as life insurance.

CHANGES TO CONTRACT OR SEPARATE ACCOUNT

MODIFICATION OF POLICY -- The only way the policy may be modified is by a written agreement signed by our President, or one of our Vice Presidents, Secretaries, or Assistant Secretaries.

SUBSTITUTION OF FUNDS -- We reserve the right to substitute the shares of any other registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account provided that the substitution has been approved by the Securities and Exchange Commission.

CHANGE IN OPERATION OF THE SEPARATE ACCOUNT -- The operation of the Separate Account may be modified to the extent

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permitted by law, including deregistration under the securities laws.

OTHER BENEFITS

POLICY SPLIT OPTION -- You can elect to split the policy and purchase two individual Fortis VUL policies, one on the life of each insured if any of the following events occur:

1)  a final decree of divorce between the joint insureds is issued;

2) a change in the federal estate tax laws that reduces or eliminates the unlimited martial deduction; or

3) a business partnership or closely held corporation in which the joint insureds are partners or shareholders is formally dissolved.

There is a 60 day waiting period after divorce or business dissolution before you can elect to split the policy. You must provide written notice of the election within 180 days of the triggering event.

The policy split option is not available if:

1) Either insured is deceased or uninsurable according to our underwriting guidelines;

2) The combined rating of the insureds is more than Table 4, as shown in the Policy schedule;

3) Either insured is older than the maximum issue age allowed in the new policy;

4) The policy is in the grace period, or you are receiving benefits from any disability rider.

The new policies will be issued subject to the following terms:

1) The Face Amount of the policy, excluding riders, will be split according to the percentages shown in the policy schedule. The combined death benefits of the new policy may not exceed that provided under the old policy;

2) The new policies will be based on each insured's current age and the rate class reflected in the old policy. No new evidence of insurability is required;

3) Any contestable or suicide period remaining under the old policy will continue under the new policies;

4)  Policy loans must be repaid;

5) Riders on the new policies are at our discretion, and only with evidence of insurability. Electing this option may have adverse tax consequences. You should consult with a tax adviser before electing this option. See "Income Taxation of Policy Benefits -- Generally" under "Taxes" for more information.

SUPPLEMENTAL BENEFITS -- The following supplemental benefits are among the options that may be included in a policy by rider, subject to the restrictions and limitations set forth therein.

- DISABILITY RIDERS -- There are four disability benefit riders available. You can select either an individual rider which insures only one of the joint insureds, or a joint insured rider which provides coverage on either or both of the joint insureds. You can choose either a Waiver of Selected Amount rider which provides for a monthly payment to the policy value during disability, or a Waiver of Monthly Deductions rider which waives the monthly deduction during disability. You can choose only one of these four riders.

- JOINT TERM LIFE INSURANCE RIDERS -- There are three different term life insurance riders available to provide coverage on the lives of the joint insureds.

    1. The Second-To-Die rider provides a benefit upon the death of the last of the joint insureds to die. Any time before the end of the tenth year after it is issued, or the younger insured's 65th birthday, you may exchange the coverage under this rider for a Face Amount increase in the same amount under the policy.

    2. The First-To-Die rider is payable upon the death of the first joint insured. This rider cannot be converted.

    3. The Estate Protection rider pays a benefit if both joint insureds die during the first four years after the rider is issued. This rider cannot be converted.

The maximum combined coverage under these term riders is 7.25 times the Face Amount of the policy. The maximum coverage under the Second-To-Die and the First-To-Die riders is 6.0 times the policy Face Amount. The maximum coverage under the Estate Protection rider is 1.25 times the policy Face Amount.

- INDIVIDUAL TERM LIFE INSURANCE RIDERS -- There are two different term life riders available to provide coverage on the lives of individual insureds you select.

    1. The Additional Insured rider provides term life insurance on the life of one or more of the insured persons or on the life of one or more of the immediate family members of the insured person. This rider is convertible to a variable universal life policy available for conversions, under our published rules at the time of conversion.

    2. The Primary Insured Rider provides term life insurance on the life of one or more of the insured persons. This rider is available only when the policy is first issued. This rider is convertible to a variable universal life policy available for conversions, under our published rules at the time of conversion.

The maximum total coverage under either rider is 6.0 times the Face Amount, however the maximum combined coverage on the life of any one of the joint insureds is 6.0 times the Face Amount.

FORTIS BENEFITS INSURANCE COMPANY                                             17
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- ACCELERATED BENEFIT RIDER -- This rider provides for a benefit to be requested if the policy's insured person is diagnosed as having a terminal illness (as defined in the rider) and less than 12 months to live. The maximum amount you may receive under this rider prior to the insured person's death is $500,000. The accelerated payment will be discounted for twelve months' interest, and will be reduced by any outstanding policy loans. The interest rate discount will be equal to the lesser of (1) the rate set out by the Internal Revenue Code; (2) the rate according to state law that is the adjustable policy loan interest rate; or (3) 10%. There is no charge for this rider, but an administrative fee (not to exceed $300) will be charged at the time the benefit is paid.

  The accelerated benefit rider which forms a part of the policy should be consulted for details regarding eligibility for, and the terms and limitations of, the benefit. We can also furnish further information about the amount of the benefit available to you under your policy.

TAX CONSEQUENCES OF ADDITIONAL RIDER BENEFITS -- Adding or deleting riders, or increasing or decreasing coverage under existing riders can have tax consequences. You should consult a qualified tax adviser.

SETTLEMENT OPTIONS -- Proceeds under your policy may be paid in a lump sum or may be applied to one of our four settlement options. The minimum amount that may be placed under a settlement option is $5,000 (unless we consent to a lesser amount), subject to our then-current rules. Once payments under the Second Option, the Third Option or the Fourth Option begin, no surrender may be made for a lump sum settlement in lieu of the life insurance payments. The following payment options are available to you or your beneficiary. If a payment option is not selected, proceeds will be paid in a lump sum. Your beneficiary may choose a settlement.

FIRST OPTION -- INTEREST INCOME

 - Payments of interest at the rate we declare (but not less than 3 1/2% per year) on the amount applied under this option.

SECOND OPTION -- INCOME OF FIXED AMOUNT

 - Equal payments of the amount chosen until the amount applied under this option (with interest of not less than 3 1/2% per year) is exhausted. The final payment will be for the balance remaining.

THIRD OPTION -- PAYMENTS FOR A FIXED PERIOD

 - An amount payable monthly for the number of years selected, which may be from one to 30 years.

FOURTH OPTION -- LIFE INCOME

 - LIFE ANNUITY -- An annuity payable monthly during the lifetime of the annuitant and terminating with the last monthly payment due preceding the death of the annuitant. A payee would receive only one monthly payment if the annuitant dies after the first payment, two payments if the annuitant dies after the second payment, and so forth.

 - LIFE ANNUITY WITH 120 MONTHLY PAYMENTS CERTAIN -- An annuity providing monthly income to the annuitant for a fixed period of 120 months and for as long thereafter as the annuitant shall live.

Other arrangements for income payments may be agreed upon.

BENEFITS AT MATURITY -- The policy matures on the date the younger insured reaches, or would have reached age 100. When the policy matures, the Policy Value, less the amount of any loan, will be paid to you and the policy will terminate.

If allowed by state law, you may request a later maturity date. This request must be made in writing within 60 days prior to the current maturity date. If a later maturity date is established, the following limitations are imposed as of the original maturity date:

1) All supplemental riders and rider charges except the Accelerated Benefit rider terminate;

2) No further premium-based bonuses or Policy Value bonuses are credited, and outstanding policy loans will be charged the reduced interest rate of 3.85%;

3)  The death benefit becomes the minimum death benefit;

4) No partial withdrawal will be allowed if it would reduce the Policy Value below $2,000.

As of the date we receive your request to extend the maturity date, the following limitations are imposed:

1) No further premium payments are allowed except to prevent lapse of the policy;

2)  No Face Amount increases or death benefit option changes will be allowed;

Extension of the maturity date beyond the younger insured's age 100 may result in current taxation of increases in your policy value. You should consult a qualified tax adviser before making such an extension.

CLASS OF PURCHASERS

REDUCED CHARGES FOR ELIGIBLE GROUPS -- Certain of the charges and deductions described above may be reduced for policies issued in connection with a specific plan, in accordance with our rules in effect as of the date the application for a policy is approved. To qualify for such a reduction, a plan must satisfy certain criteria, e.g., as to size of the plan, expected number of participants and anticipated premium payment from the plan. Generally, the sales contacts and effort, administrative costs and mortality cost per policy vary, based on such factors as the size of the plan, the purposes for which policies are purchased and certain characteristics of the plan's members. The amount of reduction and the criteria for qualification will be reflected in the reduced sales effort and administrative costs resulting from, and the different mortality experience expected as a result of, sales

18                                             FORTIS BENEFITS INSURANCE COMPANY
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to qualifying plans. We may modify, from time to time on a uniform basis, both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected policy owners invested in the Separate Account.


HOW CONTRACTS ARE SOLD



Woodbury Financial Services, Inc. ("Woodbury Financial") serves as principal underwriter for the policies and offers the policies on a continuous basis. Woodbury Financial is a Minnesota Corporation organized March 15, 1968 and is an indirect subsidiary of The Hartford Financial Services Group, Inc. Woodbury Financial is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). The policies are sold by individuals who represent Fortis Benefits as insurance agents and who are registered representatives ("Sales Representatives") of broker-dealers who have entered into sales agreements with Woodbury Financial.



We pay compensation to broker-dealers for the sale of the policies according to schedules in the sales agreements and other agreements reached between us and the broker-dealers. Such compensation generally consists of commissions on a specified amount of premium paid for the policy. We may also pay other amounts ("Additional Payments") that include marketing allowances, expense reimbursements and educational payments. These Additional Payments are designed to provide incentives for the sale of Fortis Benefits products and may influence the broker-dealer or its Sales Representative to recommend the purchase of this policy over another policy or over other investment options.



Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the sale of the policy, depending on the agreement between your registered representative and his or her firm.



These payments are described in more detail in the Statement of Additional
Information (SAI). You may obtain a copy of the SAI by calling               .


PREMIUMS
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APPLICATION FOR A POLICY -- To purchase a policy you must submit an application to us. Within limits, you may choose the initial Face Amount. The minimum Face Amount is $100,000. Policies generally will be issued only on the lives of insureds between the ages of 18 and 85 who supply evidence of insurability satisfactory to us. Acceptance is subject to our underwriting rules and we reserve the right to reject an application for any reason. No change in the terms or conditions of a policy will be made without your consent. At the time your policy is issued, the annual planned premium must be at least the greater of $2,000 or 12 monthly minimum premiums. The minimum initial premium must be at least two months planned premium if planned premiums are paid monthly, or if on a different premium frequency, must be at least equal to all monthly minimum premiums to the next billing date.

Your policy will be effective on the policy date only after we receive all outstanding delivery requirements and the initial premium payment. The policy date is the date used to determine all future cyclical transactions on the policy, such as the monthly activity date and policy years.

PREMIUM PAYMENT FLEXIBILITY -- You have considerable flexibility as to when and in what amounts you pay premiums under your policy.

Prior to policy issue, you choose a planned premium, within a range determined by us. We will send you premium notices for planned premiums. Such notices may be sent on an annual, semi-annual or quarterly basis. You may also have premiums automatically deducted monthly from your checking account. The planned premiums and payment mode you select are shown on your policy's specifications page. You may change the planned premiums, subject to our minimum amount rules then in effect.

After the first premium has been paid, your subsequent premium payments are flexible. The actual amount and frequency of payment will affect the Policy Value and could affect the amount and duration of insurance provided by the policy. Your policy may lapse if the value of your policy becomes insufficient to cover the monthly deduction amounts. In such case you may be required to pay additional premiums in order to prevent the policy from terminating. For details see, "Lapse and Reinstatement."

You may pay additional premiums at any time prior to the scheduled maturity date, subject to the following limitations:

- The minimum premium that we will accept is $25 or the amount required to keep the policy in force.

- We reserve the right to refund any excess premiums that would cause the policy to fail to meet the definition of life insurance under the Internal Revenue Code.

- We reserve the right to require evidence of insurability for any premium payment that results in an increase in the death benefit greater than the amount of the premium.

- Any premium payment in excess of $1,000,000 is subject to our approval.

ALLOCATION OF PREMIUM PAYMENTS -- Your Net Premium is allocated to the Sub-Accounts and/or the Fixed Account according to the premium allocation specified in the your policy application.

FORTIS BENEFITS INSURANCE COMPANY                                             19
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You may change your premium allocation upon request in writing. Subsequent Net Premiums will be allocated to the Fixed Account and the Sub-Accounts according to your most recent written instructions.

You will receive several different types of notifications as to what your current premium allocation is. Each transaction confirmation received after we receive a premium payment will show how a Net Premium has been allocated. Additionally, each quarterly statement summarizes the current premium allocation in effect for your policy.

ACCUMULATION UNITS -- Net Premiums allocated to the Sub-Accounts are used to credit accumulation units to such Sub-Accounts.

The number of accumulation units in each Sub-Account to be credited to a policy and the amount to be credited to the Fixed Account will be determined, first, by multiplying the Net Premium by the appropriate allocation percentage in order to determine the portion of Net Premiums or transferred Policy Value to be invested in the Fixed Account or the Sub-Account. Each portion of the Net Premium or transferred Policy Value to be invested in a Sub-Account is then divided by the accumulation unit value in a particular Sub-Account next computed following its receipt. The resulting figure is the number of accumulation units to be credited to each Sub-Account.

ACCUMULATION UNIT VALUES -- The accumulation unit value for each Sub-Account will vary to reflect the investment experience of the applicable Fund and will be determined on each Valuation Day by multiplying the accumulation unit value of the particular Sub-Account on the preceding Valuation Day by the net investment factor for that Sub-Account for the Valuation Period then ended. The net investment factor for each of the Sub-Accounts is equal to the net asset value per share of the corresponding Fund at the end of the Valuation Period (plus the per share amount of any dividend or capital gain distributions paid by that Fund in the Valuation Period then ended) divided by the net asset value per share of the corresponding Fund at the beginning of the Valuation Period.

All valuations in connection with a policy, e.g., with respect to determining Policy Value, in connection with policy loans, or in calculation of death benefits, or with respect to determining the number of accumulation units to be credited to a policy with each premium payment other than the initial premium payment will be made on the date the request or payment is received by us at our administrative office, provided such date is a Valuation Day; otherwise such determination will be made on the next succeeding date which is a Valuation Day.

POLICY VALUES -- Each policy will have a Policy Value. There is no minimum guaranteed Policy Value.

The Policy Value of a policy changes on a daily basis and will be computed on each Valuation Day. The Policy Value will vary to reflect the investment experience of the Sub-Accounts, the interest credited to the Fixed Account and the Loan Account, and the Monthly Deduction Amounts, Net Premiums paid, and any withdrawals taken.

A policy's Policy Value is related to the net asset value of the Funds associated with the Sub-Accounts, if any, to which Net Premiums on the policy have been allocated. The Policy Value in the Sub-Accounts on any Valuation Day is calculated by, first, multiplying the number of accumulation units in each Sub-Account as of the Valuation Day by the then current value of the accumulation units in that Sub-Account and then totaling the result for all of the Sub-Accounts. A policy's Policy Value equals the policy's value in all of the Sub-Accounts, the Fixed Account, and the Loan Account. A policy's Cash Value is equal to the Policy Value less any applicable surrender charges. A policy's Cash Surrender Value, which is the net amount available upon surrender of the policy, is the Cash Value less any Indebtedness. See "Accumulation Unit Values," above.

We will pay death proceeds, Cash Surrender Values, partial withdrawals, and loan amounts allocable to the Sub-Accounts within seven days after we receive all the information needed to process the payment, unless the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the Commission or the Commission declares that an emergency exists.

PREMIUM BASED BONUSES AND POLICY VALUE BONUSES -- Where allowed by state law, we will pay bonus amounts into your Policy Value as described below.

PREMIUM BASED BONUSES -- We pay a premium based bonus at the end of the seventh policy year and each year thereafter. The amount of the bonus is a percentage of the lesser of (a) or (b), divided by the number of years the policy has been in force where:

(a) is the sum of all premiums paid less any withdrawals and loans; and

(b) is the sum of all maximum bonus premiums to date. The annual maximum bonus premium is set out in the policy schedule pages and is based on your Face Amount.

The current percentages are as follows:

                    CURRENT PREMIUM BASED BONUS PERCENTAGES

                                        END OF POLICY YEAR
                        --------------------------------------------------
                                                          9 AND LATER TO
   AGE OF YOUNGER                                        ORIGINAL MATURITY
  INSURED AT ISSUE        0-6         7          8        DATE OF POLICY
---------------------   --------   --------   --------   -----------------
        18-50              0%         2%         2%              4%
        51-60              0%         2%         4%              7%
        61-70              0%         5%         7%             10%
        71-85              0%         5%         5%              5%

POLICY VALUE BONUSES -- A Policy Value bonus will be credited to your Policy Value on each monthly anniversary after all charges are deducted. The bonus is a percent of your net Policy Value at the time the bonus is credited. The net Policy Value is your Policy Value less Indebtedness.

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At the time the Policy Value bonus is credited, the amount of the Policy Value bonus depends on the average Face Amount of your policy, the Cash Surrender Value, and the death benefit option in effect on your policy.

In order to calculate the Policy Value bonus, we assign a "policy band" based on the average Face Amount of your policy from the time it was issued to the time of the bonus.

AVERAGE FACE AMOUNT OF POLICY  POLICY BAND
-----------------------------  -----------
     $5 million or more          Band 4
 $1 million up to $5 million     Band 3
  $500,000 up to $1 million      Band 2
     Less than $500,000          Band 1

The average Face Amount is a weighted average based on the number of months each Face Amount level has been in effect. For example, if the policy had a Face Amount of $1 million for 18 months, $500,000 for 60 months, and $2 million for 6 months, the policy has an average Face Amount of (18 X $1,000,000) + (60 X $500,000) + (6 X $2,000,000) / 84 = $714,285, a Band 2 policy.

At the time the Policy Value bonus is credited, the percent used the calculate the bonus is based on an annual rate and is determined depending on the Cash Surrender Value of your policy, the "policy band", and the death benefit option (Option A or Option B) in effect on your policy.

      ANNUAL RATE OF POLICY VALUE BONUSES AS A PERCENT OF NET POLICY VALUE

                                 OPTION A ANNUAL BONUSES                     OPTION B ANNUAL BONUSES
   CASH SURRENDER       -----------------------------------------   -----------------------------------------
        VALUE            BAND 1     BAND 2     BAND 3     BAND 4     BAND 1     BAND 2     BAND 3     BAND 4
---------------------   --------   --------   --------   --------   --------   --------   --------   --------
$0-$9,999                0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%
$10,000-$49,999          0.00%      0.00%      0.05%      0.05%      0.30%      0.30%      0.35%      0.35%
$50,000-$99,999          0.05%      0.05%      0.10%      0.10%      0.35%      0.35%      0.40%      0.40%
$10,000+                 0.10%      0.10%      0.15%      0.20%      0.40%      0.40%      0.45%      0.50%

If you change your death benefit option, the percentage is determined by calculating a weighted average of the percentages based on the number of months each death benefit option has been in effect.

We also intend to add .35% to the annual rates shown above for Policy Value bonuses after the 19th policy year. This increase is not guaranteed. If paid, however, it would substantially offset any daily charge for premium taxes and sales charges that is then being made.

DEATH BENEFITS AND POLICY VALUES
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DEATH BENEFIT -- Your policy provides for the payment of the death proceeds to the named beneficiary upon receipt of due proof of the death of the last surviving insured. Your policy will be effective on the policy date only after we receive all outstanding delivery requirements and the initial premium payment. You must notify us in writing as soon as possible after the death of either insured. The death proceeds payable to the beneficiary equal the death benefit less any Indebtedness and less any due and unpaid Monthly Deduction Amount occurring during a grace period.

DEATH BENEFIT OPTIONS -- There are two death benefit options: the Level Death Benefit Option ("Option A"), or the Return of Policy Value Death Benefit Option ("Option B"). Subject to the minimum death benefit described below, the death benefit under each option is as follows:

1.  Under Option A, the current Face Amount.

2. Under Option B, the current Face Amount plus the Policy Value on the date of the last surviving insured's death.

DEATH BENEFIT OPTION CHANGES -- You may change your death benefit option once each year after the third policy year. You must notify us of the change in writing. You may change Option B to Option A. If you do, the Face Amount will become that amount available as a death benefit immediately prior to the option change. You may change Option A to Option B. If you do, the Face Amount will become that amount available as a death benefit immediately prior to the option change, reduced by the then-current Policy Value.

MINIMUM DEATH BENEFIT -- The policy must satisfy a death benefit compliance test to qualify as life insurance under section 7702 of the Internal Revenue Code. The test effectively requires that the death benefit always be equal to or greater than the Policy Value multiplied by a certain percentage. Your policy has a minimum death benefit. We will automatically increase the death benefit so that it will never be less than the Policy Value multiplied by the minimum death benefit percentage for the then current year. This percentage varies according to the youngest insured's age. This percentage will never be less than 100% or greater than 1400%. The specified percentage applicable to you is listed on the specifications page of your policy.

EXAMPLES OF MINIMUM DEATH BENEFIT

                                    A          B
--------------------------------------------------------
 Face Amount                     $100,000   $100,000
--------------------------------------------------------
 Policy Value                     46,500     34,000
--------------------------------------------------------
 Specified Percentage               250%       250%
--------------------------------------------------------
 Death Benefit Option            Option A   Option A
--------------------------------------------------------

In Example A, the death benefit equals $116,250, i.e., the greater of $100,000 (the Face Amount) or $116,250 (the Policy Value at the date of death of $46,500, multiplied by the specified percentage of 250%). This amount, less any outstanding Indebtedness, constitutes the death proceeds payable to the beneficiary.

In Example B, the death benefit is $100,000, i.e., the greater of $100,000 (the Face Amount) or $85,000 (the Policy Value of $34,000, multiplied by the specified percentage of 250%).

FORTIS BENEFITS INSURANCE COMPANY                                             21
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UNSCHEDULED INCREASES AND DECREASES IN FACE AMOUNT -- At any time after the first policy year, you may request in writing to change the Face Amount. The minimum amount by which the Face Amount can be increased or decreased is based on our rules then in effect.

All requests to increase the Face Amount must be applied for on a new application and accompanied by your policy. All requests will be subject to evidence of insurability satisfactory to us. Any increase approved by us will be effective on the Monthly Activity Date shown on the new policy specifications page, provided that the Monthly Deduction Amount for the first month after the effective date of the increase is made. The minimum amount that you may increase your Face Amount is currently $5,000.

A decrease in the Face Amount will be effective on the Monthly Activity Date following the date we receive your request in writing. The remaining Face Amount must not be less than $100,000 after the third policy year, or, if greater, the minimum amount that the tax law requires.

CHARGES AND CONTRACT VALUES -- Your contract values decrease due to the deduction of policy charges. Contract values may increase or decrease depending on investment performance; investment expenses and fees reduce the investment performance of the Sub-Accounts. Fluctuations in your Policy Value may have an effect on your death benefit. If your contract lapses, the contract terminates and no death benefit will be paid.

MAKING WITHDRAWALS FROM YOUR POLICY
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SURRENDER -- Provided your policy has a Cash Surrender Value, you may surrender your policy to us. In such case you may be subject to a surrender charge, see "Surrender Charge." We will pay you the Cash Surrender Value. Our liability under the policy will cease as of the date of your request for surrender, or the date you request to have your policy surrendered, if later.

WITHDRAWALS -- Once each year after the first policy year, you may withdraw part of your policy's Cash Surrender Value. Withdrawals may be subject to a surrender charge, see "Surrender Charge." You may request a withdrawal in writing. If the death benefit option then in effect is Option A, the Face Amount will be reduced by the amount of any partial withdrawal. Unless specified, the withdrawal will be deducted on a pro rata basis from the Fixed Account and the Sub-Accounts. We will not permit a withdrawal if it would cause your policy to fail to qualify as life insurance under the tax laws, or cause the Face Amount to go below the minimum.

RIGHT TO EXAMINE A POLICY -- You have a limited right to return your policy for cancellation. You may deliver or mail the policy to us or to the agent from whom it was purchased any time during your free look period. Your free look period begins on the day you get your policy and ends ten days after you get it (or longer in some states). In such event, the policy will be rescinded and we will pay an amount equal to the greater of the premiums paid for the policy less any Indebtedness or the sum of: i) the Policy Value less any Indebtedness, on the date the returned policy is received by us or the agent from whom it was purchased; and, ii) any deductions under the policy or charges associated with the Separate Account. If your policy is replacing another policy, your free look period and the amount paid to you upon the return of your policy vary by state.

LOANS
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AVAILABILITY OF LOANS -- At any time while the policy is in force, you may borrow against the policy by assigning it as sole security to us. Any new loan taken together with any existing Indebtedness may not exceed 90% of the Cash Surrender Value on the date we grant a loan. Currently, you may borrow 100% of the Cash Surrender Value after the later of the tenth policy year or the younger insured's 70th birthday.

Unless you specify otherwise, all loan amounts will be transferred on a pro rata basis from the Fixed Account and each of the Sub-Accounts to the Loan Account.

If total Indebtedness equals or exceeds the Cash Value on any Monthly Activity Date, the policy will then go into default. See "Lapse and Reinstatement."

LOAN REPAYMENTS -- You can repay all or any part of a loan at any time while your policy is in force and either of the insureds' is alive. The amount of your policy loan repayment will be deducted from the Loan Account. It will be allocated among the Fixed Account and Sub-Accounts in the same percentage as premiums are allocated.

EFFECT OF LOANS ON POLICY VALUE -- A loan, whether or not repaid, will have a permanent effect on your Policy Value. This effect occurs because the investment results of each Sub-Account will apply only to the amount remaining in such Sub-Accounts. In addition, the rate of interest credited to the Fixed Account will usually be different than the rate credited to the Loan Account. The longer a loan is outstanding, the greater the effect on your Policy Value is likely to be. Such effect could be favorable or unfavorable. If the Fixed Account and the Sub-Accounts earn more than the annual interest rate for funds held in the Loan Account, your Policy Value will not increase as rapidly as it would have had no loan been made. If the Fixed Account and the Sub-Accounts earn less than the Loan Account, then your Policy Value will be greater than it would have been had no loan been made. Additionally, if not repaid, the aggregate amount of the outstanding Indebtedness will reduce the death proceeds and the Cash Surrender Value otherwise payable.

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CREDITED INTEREST -- Any amounts in the Loan Account will be credited with interest at an effective annual rate of 4.0%.

INTEREST CHARGED ON INDEBTEDNESS -- Interest will accrue daily on the Indebtedness at the policy loan rate of 5.66% charged annually in advance. Because the interest charged on Indebtedness may exceed the rate credited to the Loan Account, the Indebtedness may grow faster than the Loan Account. If this happens, any difference between the value of the Loan Account and the Indebtedness will be transferred on each policy anniversary or on the date of any loan transaction from the Fixed Account and Sub-Accounts to the Loan Account on a pro rata basis.

REDUCED POLICY LOAN RATES -- After the policy has been in force for two years we will charge interest at a reduced rate of 3.85%, payable in advance, on one policy loan of up to 10% of the Cash Surrender Value in each policy year if:

(1) the Cash Surrender Value is at least $10,000; or

(2) the policy has been in force for 10 years.

The 10% limitation is raised to 15% for such loans obtained in policy years in which the insured is 59 1/2 or older.

LAPSE AND REINSTATEMENT
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The policy will go into default on any Monthly Activity Date if the Policy Value is not sufficient to cover the Monthly Deduction Amount.

If the policy goes into default, we will send you a lapse notice warning you that the policy is in danger of terminating. That lapse notice will tell you the minimum premium required to keep the policy from terminating. This minimum premium equals the amount to pay three Monthly Deduction Amounts plus the Cash Value deficit as of the day the policy grace period began. That notice will be mailed both to you on the first day the policy goes into default, at your last known address, and to any assignee of record.

GRACE PERIOD -- We will keep your policy inforce for the 61 day period following the date your policy goes into default. We call that period the policy Grace Period. However, if we have not received the required premiums (specified in your lapse notice) by the end of the policy Grace Period, the policy will terminate unless the Death Benefit Guarantee is in effect. If the last surviving insured dies during the Grace Period, we will pay the death benefit.

GUARANTEED DEATH BENEFIT -- The policy will remain in force at the end of the policy Grace Period as long as the Guaranteed Death Benefit is available, as described below.

The Guaranteed Death Benefit is available so long as:

(a) the policy is in the Guaranteed Death Benefit Period; and

(b) on each Monthly Activity Date during that period, the cumulative premiums paid into the policy, less Indebtedness and less withdrawals from the policy, equal or exceed the cumulative monthly minimum premiums.

The cumulative monthly minimum premium is specified in your policy and is the premium required to maintain the Guaranteed Death Benefit. The monthly minimum premium will increase if you add any riders, or increase your Face Amount. The monthly minimum premium will decrease if you terminate any riders or decrease your Face Amount. We will send you an amended schedule page of your new monthly minimum premium.

When you purchase the policy, you may choose one of 3 Guaranteed Death Benefit
Periods: (a) 10 years; (b) 20 years; or (c) to age 85 of the younger insured.

However, if the younger insured is age 65 or older when the policy is issued, the Guaranteed Death Benefit Period will be the lesser of 10 years or until the younger insured is age 75. If the younger insured is age 71 or more when the policy is issued, the Guaranteed Death Benefit Period will be for 5 years. The Guaranteed Death Benefit Period if either insured is rated for higher mortality is for 5 years. The choice cannot be changed after the policy is issued. The Guaranteed Death Benefit is not available in all states, and the guarantee period may be shorter in some states due to state limitations.

Regardless of which option is chosen, there is no charge for the benefit during the first 10 years. After 10 years, the monthly charge for the option (b) guarantee period is $.02 per thousand dollars of Face Amount in effect under the Policy or under any supplemental term insurance riders, and $.04 per thousand dollars of such Face Amount for the option (c) guarantee period.

GUARANTEED DEATH BENEFIT GRACE PERIOD -- If, on each Monthly Activity Date during the Guaranteed Death Benefit Period, the cumulative premiums paid into the policy, less Indebtedness and less withdrawals from the policy, do not equal or exceed the cumulative monthly minimum premiums on that date, a Guaranteed Death Benefit Grace Period of 30 days will begin. We will mail to you and any assignee a notice. That notice will warn you that you are in danger of losing the Guaranteed Death Benefit and will tell you the amount of premium you need to pay to continue the Guaranteed Death Benefit.

The Guaranteed Death Benefit will be removed from the policy if the required premium is not paid by the end of the Guaranteed Death Benefit Grace Period. You will receive a written notification of the change and the Guaranteed Death Benefit will never again be available or in effect on the policy.

FORTIS BENEFITS INSURANCE COMPANY                                             23
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REINSTATEMENT -- Unless the policy has been surrendered for its Cash Surrender Value, the policy may be reinstated prior to the maturity date, provided:

(a) the insureds alive at the end of the grace period are also alive on the date of reinstatement;

(b) You make your request in writing within five years from the date the policy lapsed;

(c) You submit to us satisfactory evidence of insurability;

(d) any policy Indebtedness is repaid; and

(e) You pay sufficient premium to (1) cover all Monthly Deduction Amounts that are due and unpaid during the Grace Period and (2) keep your policy in force for two months after the date of reinstatement.

The Policy Value on the reinstatement date will reflect:

(a) the Cash Value at the time of termination; plus

(b) Net Premiums derived from premiums paid at the time of reinstatement; minus

(c) the Monthly Deduction Amounts that were due and unpaid during the policy Grace Period; plus

(d) the Surrender Charge at the time of termination.

The surrender charge will be based on the duration from the original policy date as though the policy had never lapsed.

TAXES
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GENERAL

Since federal tax law is complex, the tax consequences of purchasing this policy will vary depending on your situation. You may need tax or legal advice to help you determine whether purchasing this policy is right for you.

Our general discussion of the tax treatment of this policy is based on our understanding of federal income tax laws as they are currently interpreted. A detailed description of all federal income tax consequences regarding the purchase of this policy cannot be made in the prospectus. We also do not discuss state, municipal or other tax laws that may apply to this policy. For detailed information, you should consult with a qualified tax adviser familiar with your situation.

TAXATION OF FORTIS AND THE SEPARATE ACCOUNT

The Separate Account is taxed as a part of Fortis which is taxed as a life insurance company under Part 1 of Subchapter L of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Separate Account (the underlying Funds) are reinvested and are taken into account in determining the value of the Accumulation Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the policy.

We do not expect to incur any federal income tax on the earnings or realized capital gains attributable to the Separate Account. Based upon this expectation, no charge is currently being made to the Separate Account for federal income taxes. If we incur income taxes attributable to the Separate Account or determine that such taxes will be incurred, we may assess a charge for such taxes against the Separate Account.

INCOME TAXATION OF POLICY BENEFITS -- GENERALLY

For federal income tax purposes, the Policies should be treated as life insurance contracts under Section 7702 of the Code. The death benefit under a life insurance contract is generally excluded from the gross income of the beneficiary. Also, a life insurance policy owner is generally not taxed on increments in the contract value prior to a receipt of some amount from the policy, e.g., upon a partial or full surrender. Section 7702 imposes certain limits on the amounts of the premiums paid and cash value accumulations in a policy, in order for it to remain tax-qualified as a life insurance contract. We intend to monitor premium and cash value levels to assure compliance with the
Section 7702 requirements.

Although we believe that the survivor policies are in compliance with
Section 7702 of the Code, the manner in which Section 7702 should be applied to certain features of a joint survivorship life insurance contract is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under Section 7702, there is necessarily some uncertainty whether a last survivor life insurance policy will meet the Section 7702 definition of a life insurance contract.

There is some uncertainty as to the proper determination of the premium limits for purposes of section 7702 and 7702A in the case of policies involving substandard risks. We believe our method of addressing substandard risks is reasonable, but the IRS could take a contrary view. Accordingly, there is a risk that the IRS could contend that certain policies involving substandard risks fail to meet the definition of life insurance in section 7702 or should be considered modified endowment contracts.

We also believe that any loan received under a policy will be treated as indebtedness of the policy owner, and that no part of any loan under a policy will constitute income to the policy owner. A surrender or assignment of the policy may have tax consequences depending upon the circumstances. Policy owners

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should consult a qualified tax adviser concerning the effect of such changes.

There is a risk that the IRS could contend that certain preferred policy loans might not be loans for tax purposes. Instead, the IRS could treat these loans as distributions from the policy. If so, such amounts might be currently taxable.

During the first fifteen policy years, an "income first" rule generally applies to distributions of cash required to be made under Code Section 7702 because of a reduction in benefits under the policy.

The policy split option permits, under limited circumstances, a policy to be split into two individual policies on the life of each of the insureds. A policy split may have adverse tax consequences. It is unclear whether a policy split will be treated as a nontaxable exchange or transfer under the Code. Unless a policy split is so treated, among other things, the split or transfer will result in the recognition of taxable income on the gain in the policy. In addition, it is unclear whether, in all circumstances, the individual policies that result from a policy split would be treated as life insurance policies under Section 7702 of the Code or would be classified as modified endowment contracts. The policy owner should consult a qualified tax adviser regarding the possible adverse tax consequences of a policy split.

The Maturity Date Extension Rider allows a policy owner to extend the maturity date to the date of the death of the last surviving insured. If the maturity date of the policy is extended by rider, we believe the policy will continue to be treated as a life insurance contract for federal income tax purposes after the scheduled maturity date. However, due to the lack of specific guidance on this issue, the result is not certain. If the policy is not treated as a life insurance contract for federal income tax purposes after the scheduled maturity date, among other things, the death proceeds may be taxable to the recipient. The policy owner should consult a qualified tax adviser regarding the possible adverse tax consequences resulting from an extension of the scheduled maturity date.

DIVERSIFICATION REQUIREMENTS

The Code requires that investments supporting your policy be adequately diversified. Code Section 817 provides that a variable life insurance contract will not be treated as a life insurance contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified. If a contract is not treated as a life insurance contract, the policy owner will be subject to income tax on annual increases in cash value.

The Treasury Department's diversification regulations require, among other things, that:

- no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

- no more than 70% is represented by any two investments,

- no more than 80% is represented by any three investments and

- no more than 90% is represented by any four investments.

In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the company or the policy owner must agree to pay the tax due for the period during which the diversification requirements were not met.

We monitor the diversification of investments in the separate accounts and test for diversification as required by the Code. We intend to administer all policies subject to the diversification requirements in a manner that will maintain adequate diversification.

OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT

In order for a variable life insurance contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the policy owner. It is unclear under what circumstances an investor is considered to have enough control over the assets in the separate account to be considered the owner of the assets for tax purposes.

The IRS has issued several rulings discussing investor control. These rulings say that certain incidents of ownership by the policy owner, such as the ability to select and control investments in a separate account, will cause the policy owner to be treated as the owner of the assets for tax purposes.

In its explanation of the diversification regulations, the Treasury Department recognized that the temporary regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." The explanation further indicates that "the temporary regulations provide that in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to particular sub-accounts without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under Section 817(d), relating to the definition of variable contract."

The final regulations issued under Section 817 did not provide guidance regarding investor control, and as of the date of this prospectus, guidance has yet to be issued. We do not know if

FORTIS BENEFITS INSURANCE COMPANY                                             25
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additional guidance will be issued. If guidance is issued, we do not know if it will have a retroactive effect.

Due to the lack of specific guidance on investor control, there is some uncertainty about when a policy owner is considered the owner of the assets for tax purposes. We reserve the right to modify the policy, as necessary, to prevent you from being considered the owner of assets in the separate account.

TAX DEFERRAL DURING ACCUMULATION PERIOD

Under existing provisions of the Code, except as described below, any increase in a policy owner's contract value is generally not taxable to the policy owner unless amounts are received (or are deemed to be received) under the policy prior to the insured's death. If there is a total withdrawal from the policy, then the surrender value will be includable in the policy owner's income to the extent that the amount received exceeds the policy's "basis" or "investment in the contract." (If there is any debt at the time of a total withdrawal, then such debt will be treated as an amount distributed to the policy owner.) The "investment in the contract" is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received under the policy previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or loans or other amounts deemed to be received) from the policy constitute income to the policy owner depends, in part, upon whether the policy is considered a modified endowment contract for federal income tax purposes, as described below.

MODIFIED ENDOWMENT CONTRACTS

Code Section 7702A applies an additional limit on premiums paid, the "seven-pay" test, to life insurance contracts. The seven-pay test provides that premiums cannot be paid at a rate more rapidly than that allowed by the payment of seven annual premiums using specified computational rules described in
Section 7702A(c). A modified endowment contract ("MEC") is a life insurance policy that either: (i) satisfies the Section 7702 definition of a life insurance contract, but fails the seven-pay test of Section 7702A or (ii) is exchanged for a MEC. A policy fails the seven-pay test if the accumulated amount paid into the policy at any time during the first seven policy years (or during any later seven-year test period) exceeds the sum of the net level premiums that would have been paid up to that point if the policy provided for paid-up future benefits after the payment of seven level annual premiums. Computational rules for the seven-pay test are described in Section 7702A(c).

A new seven-pay test and seven-year test period may be applied each time that a policy undergoes a material change, which includes an increase in the Face Amount. In addition, where the death benefit is payable only upon the death of a surviving insured individual, if there is a reduction in benefits under the policy at any time, the seven-pay test is applied retroactively as if the policy always had the reduced benefit level from the date of issue. Any reduction in benefits attributable to the nonpayment of premiums will not be taken into account for purposes of the seven-pay test if the benefits are reinstated within 90 days after the reduction.

A policy that is classified as a MEC is eligible for certain aspects of the beneficial tax treatment accorded to life insurance. That is, the death benefit is excluded from income tax and increments in contract value are not subject to current income tax (prior to an actual or deemed receipt of some amount). However, if the contract is classified as a MEC, then withdrawals and other amounts received or deemed received from the contract will be treated first as withdrawals of income and then as a tax-free recovery of premium payments or other basis. Thus, withdrawals will be includable in income to the extent the contract value exceeds the unrecovered basis. Also, the income portion of any amount received or deemed received prior to age 59 1/2 is subject to an additional 10% penalty tax, with certain exceptions. The amount of any loan (including unpaid interest thereon) under the contract will be treated as an amount received from the contract for income tax and additional 10% penalty tax purposes. In addition, if the policy owner assigns or pledges any portion of the value of a contract (or agrees to assign or pledge any portion), then such portion will be treated as an amount received from the contract for tax purposes. The policy owner's basis in the contract is increased by the amount includable in income with respect to such assignment, pledge or loan, though it is not affected by any other aspect of the assignment, pledge or loan (including its release or repayment).

All MEC policies that are issued in the same calendar year to the same policy owner by the same insurer (or its affiliates) are treated as one MEC policy for the purpose of determining the taxable portion of any loan or other amount received or deemed received that is subject to ordinary income tax or the 10% penalty tax. The adverse income tax (and 10% penalty tax) treatment of loans or other amounts received or deemed received from a MEC affects not only those amounts received or deemed received after the date on which a policy first becomes a MEC, but also those amounts received or deemed received in anticipation of the policy becoming a MEC. Amounts received or deemed received during the 2 years prior to such initial MEC date are automatically treated as amounts received in anticipation of MEC status.

Before assigning, pledging, or requesting a loan or other amount to be received under a policy that is a MEC, a policy owner should consult a qualified tax adviser.

We have instituted procedures to monitor whether a policy may become classified as a MEC.

ESTATE, GIFT AND GENERATION SKIPPING TRANSFER TAXES
ESTATE TAX -- GENERALLY

When the last surviving insured dies, the death proceeds will generally be includable in the policy owner's estate for purposes of federal estate tax if the last surviving insured owned the policy. If the policy owner was not the last surviving insured, the fair

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market value of the policy would be included in the policy owner's estate upon the policy owner's death. The policy would not be includable in the last surviving insured's estate if he or she neither retained incidents of ownership at death nor had given up ownership within three years before death.

GENERATION SKIPPING TRANSFER TAX

Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.

ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001

The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repealed the federal estate tax and replaced it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repealed the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the unified credit exemption amount. For 2003, the maximum estate tax rate is 49% and the unified credit exemption amount is $1,000,000.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

LIFE INSURANCE PURCHASED FOR USE IN SPLIT DOLLAR ARRANGEMENTS

In January 2002, the IRS issued Notice 2002-8 concerning guidance on the federal tax treatment of split-dollar arrangements funded with life insurance contracts. Notice 2002-8 revoked Notice 2001-10, and announced that the IRS intended to provide comprehensive guidance on such arrangements in the form of proposed regulations that would be effective only for arrangements entered into after the date such regulations are published in final form. Notice 2002-8 outlined the rules expected in such proposed regulations, and provided revised interim guidance for determining the value of current life insurance protection that is provided in such arrangements, or in certain tax-qualified retirement arrangements, pending further IRS guidance and consideration of public comments requested by the IRS on Notice 2002-8.

Notice 2002-8 indicates that the proposed regulations are expected to require that the parties to a split-dollar arrangement be taxed under one of two mutually exclusive regimes. Under one regime, the economic benefits of such an arrangement generally would be treated as transfers to the benefited party, which could be subject to taxation under the rules of Code Section 61 or 83. Under the second regime, payments under the arrangement by its sponsor (e.g., an employer) generally would be treated as a series of loans to the benefited party, which could be subject to the rules, where applicable, of Code
Section 7872 (relating to below-market-interest-rate loans) or Code
Sections 1271-1275 (relating to original issue discount). In an employment-related arrangement, the proposed regulations are expected to provide that which regime applies is determined by which party is formally designated as the owner of the life insurance contract (i.e., the first regime applies if the employer is designated as such owner, and the second regime applies if the employee is designated as such owner). The same principles are expected to govern the tax treatment of split-dollar arrangements in other contexts, e.g., gift or corporate-shareholder contexts.

For arrangements entered into before the publication of final regulations, Notice 2002-8 provided some limited safe harbors from certain types of adverse tax treatment under certain circumstances, and stated that taxpayers may rely on the Notice (including a reasonable application of its outlined proposed rules) or on Notice 2001-10. Otherwise, Notice 2002-8 was unclear as to how current rules would apply to such arrangements, and stated that no inference should be drawn from the Notice regarding the appropriate tax treatment of such arrangements.

In July 2002 the IRS proposed the regulations referred in Notice 2002-8, and these regulations confirm that generally they would be effective only for arrangements entered into (or "materially modified") after the date on which these regulations are published in final form. The proposed regulations would define a "split-dollar life insurance arrangement" broadly to include (with certain exceptions) any arrangement between 2 or more parties involving a life insurance policy, where either (1) at least one party is entitled to recover any portion of the policy's premiums from the policy proceeds (e.g., as security for a loan to make a premium payment); or (2) the arrangement is entered into in connection with performance of services, and the employer (or recipient of services) pays directly or indirectly any portion of the premiums, and the beneficiary of any death benefit amount is designated by the employee (or service provider) or is any person whom such service provider would reasonably be expected to designate as the beneficiary; or (3) the arrangement is entered into between a corporation and one of its shareholders, and the corporation pays directly or indirectly any portion of the policy's premiums, and the beneficiary of any death benefit amount is designated by the shareholder or is any person whom such shareholder would reasonably be expected to designate as the beneficiary.

These proposed regulations also have rules that generally would designate only one party as the "owner" of such a policy for tax purposes, and then would require that the parties be taxed under one of two mutually exclusive regimes (i.e., an "economic benefit" regime or a "loan" regime), generally based on which

FORTIS BENEFITS INSURANCE COMPANY                                             27
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party is this tax "owner." Under the economic benefit regime, the tax "owner" (e.g., an employer who provides an employee with rights in the policy under an endorsement to the policy) is treated generally as providing taxable economic benefits to a "non-owner." Under the loan regime, the tax "owner" (e.g., an employee who secures the rights of an employer to recover its premium payments or other advances with a collateral assignment of the policy) is treated generally as receiving one or more loans from a "non-owner" (e.g., for one or more premium payments on such "owner's" policy). Such a loan would be subject to rules under Code Section 7872 for loans that do not have a fair market value rate of interest. These proposed regulations also would require that the parties fully and consistently account for all amounts under either regime, and would provide for comparable or collateral rules for donor/donee and corporations/shareholder arrangements.

Consequently, if you are currently a party to any such arrangement or are considering participating in such an arrangement, it would be advisable for you to consult with a qualified tax advisor concerning the tax treatment of such an arrangement.

FEDERAL INCOME TAX WITHHOLDING

If any amounts are (or are deemed to be) current taxable income to the policy owner, such amounts will generally be subject to federal income tax withholding and reporting, pursuant to the Code.

NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES

If a policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a policy, this policy could be treated as held by the business for purposes of the
Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a policy, or before a business (other than a sole proprietorship) is made a beneficiary of a policy.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers who are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.

LEGAL PROCEEDINGS
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There are no pending material legal proceedings to which the Underwriter or Separate Account is a party.

OTHER INFORMATION
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FINANCIAL STATEMENTS

You can find financial statements of Variable Account C and Fortis in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, call your representative or call us at 1-800-800-2000 ext. 3028.

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GLOSSARY OF SPECIAL TERMS

CASH SURRENDER VALUE: the Cash Value less all Indebtedness.

CASH VALUE: the Policy Value less any applicable Surrender Charges.

DEATH BENEFIT GUARANTEE AMOUNT: a benefit amount selected by you at the time you apply for the policy. This is the death benefit that will apply to your policy while the Death Benefit Guarantee is in effect.

FACE AMOUNT: an amount we use to determine the Death Benefit. On the policy date, the Face Amount equals the initial Face Amount shown in your policy. Thereafter, it may change under the terms of the policy.

FIXED ACCOUNT: part of our general account to which all or a portion of the Policy Value may be allocated.

FUNDS: the registered open-end management companies in which assets of the Separate Account may be invested.

INDEBTEDNESS: all loans taken on the policy, plus any interest due or accrued minus any loan repayments.

LOAN ACCOUNT: an account established for any amounts transferred from the Fixed Account and Sub-Accounts as a result of loans. The amounts in the Loan Account are credited with interest and are not subject to the investment experience of any Sub-Accounts.

MONTHLY ACTIVITY DATE: the policy date and the same date in each succeeding month as the policy date. However, whenever the Monthly Activity Date falls on a date other than a Valuation Day, the Monthly Activity Date will be deemed to be the next Valuation Day.

NET PREMIUM: the amount of premium credited to Policy Value. It is premium paid minus the sales load and premium tax charge.

POLICY VALUE: the total of all amounts in the Fixed Account, Loan Account and Sub-Accounts.

SEPARATE ACCOUNT: an account which has been established by us to separate the assets funding the variable benefits for the class of contracts to which the policy belongs from our other assets.

SUB-ACCOUNT: the subdivisions of the Separate Account.

SURRENDER CHARGE: a charge that may be assessed if you surrender your policy or the Face Amount is decreased.

VALUATION DAY: the date on which a Sub-Account is valued. This occurs every day the New York Stock Exchange is open for trading.

WE, US, OUR: Fortis Benefits Insurance Company.

YOU, YOUR: the owner of the policy.

FORTIS BENEFITS INSURANCE COMPANY                                             29
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WHERE YOU CAN FIND MORE INFORMATION

You can call us at 1-800-800-2000 ext. 3028 to ask us questions, or to get a Statement of Additional Information, free of charge. The Statement of Additional Information contains more information about this life insurance policy and, like this prospectus, is filed with the Securities and Exchange Commission. You should read the Statement of Additional Information because it is incorporated by reference into this prospectus.

We file other information with the Securities and Exchange Commission. You may read and copy any document we file at the SEC's public reference room located at 450 Fifth Street, N.W., Washington, DC 20549-0102. Please call the SEC at 1-800-942-8090 for further information. Our SEC filings are also available to the public at the SEC's web site at http://www.sec.gov.

Variable Account C's Investment Company Act file number: 811-04613

                                    PART B

FORTIS BENEFITS INSURANCE COMPANY
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STATEMENT OF ADDITIONAL INFORMATION
FORTIS WALL STREET SERIES SURVIVOR VUL
VARIABLE ACCOUNT C
FORTIS BENEFITS INSURANCE COMPANY

This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus and is incorporated by reference into the prospectus. To obtain a prospectus, call us at 1-800-800-2000 ext. 3028.


DATE OF PROSPECTUS: MAY 2, 2005
DATE OF STATEMENT OF ADDITIONAL INFORMATION: MAY 2, 2005

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TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
 GENERAL INFORMATION AND HISTORY
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 SERVICES
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 INDEPENDENT ACCOUNTANTS
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 INDEPENDENT PUBLIC ACCOUNTANTS
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 DISTRIBUTION OF THE POLICIES
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 ADDITIONAL INFORMATION ABOUT CHARGES
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 PERFORMANCE DATA
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 FINANCIAL STATEMENTS
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STATEMENT OF ADDITIONAL INFORMATION                                            3
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GENERAL INFORMATION AND HISTORY

Fortis Benefits Insurance Company ("Fortis") is the issuer of the contracts. Fortis is a Minnesota corporation founded in 1910. It is qualified to sell life insurance and annuity contracts in the District of Columbia and in all states except New York.

Fortis is a wholly owned subsidiary of Assurant, Inc., which recently merged with Fortis, Inc. As a result of the merger, Assurant, Inc. is the successor to the business operations, assets and obligations of Fortis, Inc. Fortis, Inc. is the ultimate parent of Fortis Benefits Insurance Company. Assurant, Inc. recently concluded an initial public offering of its common stock.

All of the guarantees and commitments under the contracts are general obligations of Fortis. None of Fortis' affiliated companies has any legal obligation to back Fortis' obligations under the contracts.

On April 1, 2001, Fortis, Inc., the parent company of Fortis entered into an agreement with Hartford Life and Annuity Insurance Company ("Hartford") to co-insure the obligations of Fortis under the variable annuity Contracts and to provide administration for the Contracts. Hartford was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Hartford's offices are located in Simsbury, Connecticut; however, its mailing address is P.O. Box 2999, Hartford, CT 06104-2999. Hartford is ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

VARIABLE ACCOUNT C was established as a separate account under Minnesota law on March 13, 1986. The Separate Account is classified as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

SERVICES
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SAFEKEEPING OF ASSETS -- Title to the assets of the Separate Account is held by Fortis. The assets are kept physically segregated and are held separate and apart from the general corporate assets of Fortis. Records are maintained of all purchases and redemptions of Fund shares held in each of the Sub-Accounts.

INDEPENDENT ACCOUNTANTS
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The financial statements of Fortis Benefits Insurance Company as of
December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003 included in this Registration Statement have been audited by
            and are included in reliance on the report of           ,
independent accountants, given on the authority of said firm as experts in
auditing and accounting. The principal business address of           .


EXPERTS
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The statements of assets and liabilities of Fortis Benefits Insurance Company Variable Account C (the "Account") as of December 31, 2003, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years ended December 31, 2003 included in this Statement of Additional Information have been audited by , independent auditors, as stated in their report dated February 25, 2004, which is included herein, and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of


DISTRIBUTION OF THE POLICIES
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Woodbury Financial Services, Inc. ("Woodbury Financial") serves as the principal underwriter for the policies and offers the policies on a continuous basis. Its principal office is 500 Bielenberg Drive, Woodbury, MN 55125. Woodbury Financial is a Minnesota Corporation organized March 15, 1968 and is an indirect subsidiary of The Hartford Financial Services Group, Inc. Woodbury Financial is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD").



Fortis Benefits currently pays Woodbury Financial underwriting commissions for its role as Principal Underwriter of all policies offered through this Separate Account. For the past three yeas, the aggregate dollar amount of underwriting commissions paid to Woodbury Financial in its role as Principal Underwriter has
been: 2004: $         ; 2003: $         ; and 2002: $         . Woodbury
Financial retained             .



The policies are sold by salespersons who represent Fortis Benefits as insurance agents and who are registered representatives of Woodbury Financial or other registered broker-dealers who

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have entered into sales agreements with Woodbury Financial. The salespersons are compensated for the sale by Woodbury Financial or other registered broker-dealers according to sales agreements between the salesperson and the broker-dealer. The commissions paid to the salespersons vary according to the terms of the sales agreement between the salesperson and the broker-dealer.



As compensation for selling the policies, Fortis Benefits pays to broker-dealers (including Woodbury Financial) a commission of up to [110.5%] of the premiums paid up to the first twelve recommended monthly minimum premiums, up to [4%] of all other premiums paid during the first six years of the policy and up to [2%] of all premiums in excess of a target amount paid in policy years seven through ten. Fortis Benefits pays a comparable amount of compensation for any increase of [$25,000] or more in the Face Amount of coverage that you request.



Fortis Benefits may pay alternative amounts for sales of the policies under a flexible compensation plan, but the maximum value of any alternative amounts we pay is expected to be equivalent over time to the amounts described above.



Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the policy, depending on the agreement between your registered representative and his or her firm. Fortis Benefits is not involved in determining the compensation of your registered representative. That compensation arrangement may present its own incentives or conflicts. You may ask your registered representative how he/she will personally be compensated for the transaction.



[In addition to the commissions described above in this SAI, Fortis Benefits and/or an affiliate may pay to some but not all broker-dealers additional cash compensation as general marketing allowances. Such payments may offset the broker-dealer's expenses in connection with activities that it is required to perform. Such payments may give Fortis Benefits or Woodbury Financial greater access to registered representatives of the broker-dealers that receive such compensation.]



All of the compensation described in this section, and other compensation or benefits provided by us or our affiliates, may be more or less than the overall compensation on similar or other products and may influence your registered representative or broker-dealer to present this policy over other investment options. You may ask your registered representative about these differing and divergent interests and how he/she and his/her broker-dealer are compensated for selling the policy.


ADDITIONAL INFORMATION ABOUT CHARGES
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PURPOSE OF OUR CHARGES -- The charges under the policies are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the policies. They are also designed, in the aggregate, to compensate us for the risks we assume and services that we provide under the policies. These include mortality risks (such as the risk that insured persons will, on average, die before we expect, thereby increasing the amount of claims we must pay); investment risks (such as the risk that adverse investment performance will make it more costly for us to provide the guaranteed death benefit or reduce the amount of our charge fee revenues below what we anticipate); sales risks (such as the risk that the number of policies we sell and the premiums we receive, net of withdrawals, are less than we expect thereby depriving us of expected economies of scale); regulatory risks (such as the risk that tax or other regulations may be changed in ways adverse to issuers of variable life insurance policies); and expense risks (such as the risk that the costs of administrative services that the policies require us to provide will exceed what we currently project).

If the charges that we collect from the policies exceed our total costs in connection with the policies, we will earn a profit. Otherwise we will incur a loss.

The monthly policy issuance expense charge is primarily intended to defray expenses incurred in underwriting and processing applications, and in issuing the policies. The monthly administrative charge that we deduct has been designed primarily to compensate us for the continuing administrative functions we perform in connection with the policies. The current monthly insurance charge has been designed primarily to provide funds out of which we can make payments of death benefits under the policies as insured persons die.

Any excess from the charges discussed in the preceding paragraph, as well as revenues from the premium tax and sales expense charge, and from the daily charge for mortality and expense risks, are primarily intended (a) to defray other unreimbursed administrative expenses, costs of paying sales commissions and other marketing expenses for the policies, and costs of paying death claims if the mortality experience of insured persons is worse than we expect), (b) to compensate us for the risks we assume under the policies, or (c) to compensate us for state and local taxes we have to pay when we receive a premium from you, as well as similar federal taxes we incur as a result of premium payments or
(d) otherwise to be retained by us as profit. The surrender charge has also been designed primarily for these purposes.

Although the preceding paragraphs describe the primary purposes for which charges under the policies have been designed, these distinctions are imprecise and subject to considerable change over the life of a policy. We have full discretion to retain or use the revenues from any charge or charge increase for any purpose, whether or not related to the policies.

CHANGE OF SMOKER STATUS -- If the person insured under your policy is a smoker, you may apply to us for an improved risk class if the insured person meets our then applicable requirements for

STATEMENT OF ADDITIONAL INFORMATION                                            5
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demonstrating that he or she has ceased smoking for a sufficient period. Any change from smoker to non-smoker risk class will take effect on the next monthly anniversary, and the non-smoker rates for the coverage under the policy will be applied retroactively for the 12 months prior to the date of the change.

GENDER NEUTRAL POLICIES -- Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age, rating class and smoker status. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of a policy in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

COST OF INSURANCE RATES -- Because of Face Amount increases, different cost of insurance rates may apply to different increments of Face Amount under your policy. If so, we attribute your policy value in proportion to the increments of Face Amount in order to compute our net amount at risk at each cost of insurance rate.

PERFORMANCE DATA
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We may advertise the performance history of the underlying Funds of the policy. Performance history is based on the Funds' past performance only and is no indication of future performance.

The performance history of the underlying Funds includes deductions for the total fund operating expenses of the Funds. The performance information does not include any charges or fees that are deducted from your policy. These are charges and fees such as the sales charge, premium tax charge, cost of insurance, administrative charge, policy issuance expense charge, mortality and expense risk charge, death benefit guarantee charge, and any rider charges. Some of these charges vary depending on your age, gender, Face Amount, underwriting class, premiums, policy duration, and Policy Value. All of these policy charges will have a significant impact on your policy's Policy Value and overall performance. If these charges and fees were reflected in the performance data, performance would be lower. To see the impact of these charges and fees on your policy's performance, you should obtain a personalized illustration based on historical Fund performance from your financial adviser.

Performance history of the underlying Funds is measured by comparing the value of the Fund at the beginning of the period to the value of the Fund at the end of the period. Performance is usually calculated for periods of one month, three months, year-to-date, one year, three years, five years, ten years, and since the inception date of the Fund if the Fund has existed for more than ten years.

                                     PART C

                                OTHER INFORMATION

Item 26.  Exhibits

     (a) Resolution of the Board of Directors of Fortis Benefits Insurance Company ("Fortis") authorizing the establishment of the Separate Account.(1)

     (b)  Not Applicable.

     (c)  Principal Underwriter and Servicing Agreement.(1)

     (d)  Form of Variable Life Insurance Policy.(2)

     (e)  Form of Application for Variable Life Insurance Policy.(2)

     (f)  Articles of Incorporation of Fortis(2) and Bylaws of Fortis(3)

     (g)  Form of Reinsurance Contract.(3)

     (h)  Form of Participation Agreement.(3)

     (i)  Not Applicable.

     (j)  Not Applicable.

     (k)  To be filed by Amendment.

     (l)  Not Applicable.

     (m)  Not Applicable.

     (n)  (1)  To be filed by Amendment.

          (2)  To be filed by Amendment.

     (o)  Financial statements to be filed by Amendment.

     (p)  Not Applicable.

     (q)  Memorandum describing transfer and redemption procedures.(3)

     (r)  Copy of Power of Attorney.


----------

     (1) Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement File No. 33-65243, dated April 22, 2002.

     (2) Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement File No. 33-65243 filed with the Commission on May 29, 1996.

     (3) Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement File No. 333-79701 filed with the Commission on April 19, 2002.


     (4) Incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement File No. 333-79701 filed with the Commission on April 5, 2004.

Item 27.  Officers and Directors.

-------------------------------------------- -----------------------------------------------------------------
NAME AND ADDRESS                             POSITION AND OFFICES WITH DEPOSITOR
-------------------------------------------- -----------------------------------------------------------------
Robert Brian Pollock (1)                     President, Chief Executive Officer and Director
-------------------------------------------- -----------------------------------------------------------------
Michael John Peninger (2)                    Executive Vice President (President - Group Nonmedical), Director
-------------------------------------------- -----------------------------------------------------------------
J. Kerry Clayton (1)                         Chairman of the Board, Director
-------------------------------------------- -----------------------------------------------------------------
Alan Feagin (3)                              Executive Vice President and Director
-------------------------------------------- -----------------------------------------------------------------
Leslie G. Silvester (1)                      Director
-------------------------------------------- -----------------------------------------------------------------
Ranell M. Jacobson (4)                       Treasurer
-------------------------------------------- -----------------------------------------------------------------

(1)  Address: Assurant, Inc., One Chase Manhattan Plaza, New York, NY 10005.

(2)  Address: 2323 Grand Boulevard, Kansas City, MO 64108.

(3)  Address: 10 Glenlake Parkway NE, Suite 500, Atlanta, GA 30328

(4)  Address: 576 Bielenberg Drive, Woodbury, MN 55125

Item 28. Persons Controlled By or Under Common Control with the Depositor or Registrant

          See Item 27, Exhibit 27(s).

Item 29.  Indemnification

          Fortis Benefit's By-Laws provide for indemnity and payment of expenses of Fortis Benefits's officers, directors and employees in connection with certain legal proceedings, judgments, and settlements arising by reason of their service as such, all to the extent and in the manner permitted by law. Applicable Minnesota law generally permits payment of such indemnification and expenses if the person seeking indemnification has acted in good faith and in a manner that he reasonably believed to be in the best interests of the Company and if such person has received no improper personal benefit, and in a criminal proceeding, if the person seeking indemnification also has no reasonable cause to believe his conduct was unlawful.

          There are agreements in place under which the underwriter and affiliated persons of the Registrant may be indemnified against liabilities arising out of acts or omissions in connection with the offer of the Contracts; provided however, that so such indemnity will be made to the underwriter or affiliated persons of the Registrant for liabilities to which they would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.  Principal Underwriters

          (a) Woodbury Financial Services, Inc. acts as the principal underwriter for the following registered investment companies:

          First Fortis Life Insurance Company - Separate Account A Fortis Benefits Insurance Company - Variable Account C
          Fortis Benefits Insurance Company - Variable Account D

          (b)  Officers and Directors of Woodbury Financial Services, Inc.:


         NAME AND PRINCIPAL BUSINESS ADDRESS         TITLE
         -----------------------------------         -----
         Richard Fergesen*                           Chief Financial Officer, Assistant Treasurer and Financial
                                                     Principal Director
         Walter White*                               Chief Operating Officer, Director
         Brian Murphy*                               President and Chief Executive Officer
         Mark Cadalbert*                             Chief Compliance Officer
         Sarah J. Harding*                           Assistant Secretary

          *    Address: 500 Bielenberg Drive, Woodbury, MN 55125.
          **   200 Hopmeadow Street, Simsbury CT 06089

          (c)  None.

Item 31.  Location of Accounts and Records

          The accounts, books, records or other documents required to be kept by
          Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the following:

          Fortis Benefits Insurance Company:                  576 Bielenberg Drive, Woodbury, MN 55125
          Woodbury Financial Services, Inc.:                  500 Bielenberg Drive, Woodbury, MN 55125
          Hartford Administrative Services Company            500 Bielenberg Drive, Woodbury, MN 55125

Item 32.  Management Services

          Effective April 1, 2001, Fortis contracted the administrative servicing obligations for the contracts to Hartford Life and Annuity Insurance Company ("Hartford Life"), a subsidiary of The Hartford Financial Services Group. Although Fortis remains responsible for all contract terms and conditions, Hartford Life is responsible for servicing the contracts, including the payment of benefits, oversight of investment management of the assets supporting the fixed account portion of the contract and overall contract administration. This was part of a larger transaction whereby Hartford Life reinsured all of the individual life insurance and annuity business of Fortis.

Item 33.  Representation of Reasonableness of Fees

          Fortis hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Fortis.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf, in the Town of Simsbury, and State of Connecticut on this 15th day of February, 2005.

FORTIS BENEFITS INSURANCE COMPANY
VARIABLE ACCOUNT C
(Registrant)

By: Robert B. Pollock                          *By: /s/ Christopher M. Grinnell
    ---------------------------------              ----------------------------
    Robert B. Pollock, President*                       Christopher M. Grinnell
                                                        Attorney-In-Fact

FORTIS BENEFITS LIFE INSURANCE COMPANY
(Depositor)

By: Robert B. Pollock
    ---------------------------------
    Robert B. Pollock, President*

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons and in the capacities and on the dates indicated.

J. Kerry Clayton
    Chairman of the Board, Director*
Alan W. Feagin
    Director*
Robert Brian Pollock                         *By: /s/ Christopher M. Grinnell
    President and Director                       ----------------------------
    Chief Executive Officer*                          Christopher M. Grinnell
Michael John Peninger                                 Attorney-In-Fact
    Director*
Ranell M. Jacboson
    Treasurer, Principal Accounting            Date:  February 15, 2005
    Officer, and Principal Financial Officer*
Lesley Silvester
    Director*

33-65243

                                 EXHIBIT INDEX

1.4       Copy of Power of Attorney.